UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-23330

BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	03/31
Date of reporting period:	03/31/2021

FORM N-CSR

Item 1. Reports to Stockholders.

BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc.

ANNUAL REPORT March 31, 2021

BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc.

Protecting Your Privacy
Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information. These policies apply to individuals who purchase fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The fund collects a variety of nonpublic personal information, which may include:

• Information we receive from you, such as your name, address, and social security number.

• Information about your transactions with us, such as the purchase or sale of fund shares.

• Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from April 1, 2020 through March 31, 2021, as provided by Chris Barris, Kevin Cronk, Jonathan Desimone, Hiram Hamilton, Graham Rainbow and Suhail A. Shaikh, Portfolio Managers

Jonathan Desimone and Graham Rainbow joined the portfolio management team during the period.

Market and Fund Performance Overview

For the 12-month period ended March 31, 2021, BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc. produced a total return of 57.72% on a net-asset-value basis. Over the same time period, the fund paid dividends of $7.500 per share.1 In comparison, the ICE BofA Merrill Lynch Global High Yield Index (the “Index”), the fund’s benchmark, posted a total return of 25.66% for the same period.2

Global high-yield, fixed-income instruments produced positive returns over the reporting period, supported in part by accommodative central bank policies, improving investor risk appetites and recovering asset values off of an historic drawdown prior to the start of the period. The fund outperformed the Index, due in part to its asset allocation and issue selection decisions within the structured credit, special situations and high-yield areas of the market.

The Fund’s Investment Approach

The fund seeks to provide total return consisting of high current income and capital appreciation. The fund normally will invest at least 80% of its managed assets in credit instruments and other investments with similar economic characteristics, including: first and second lien, senior secured loans, as well as investments in participations and assignments of such loans; senior unsecured, mezzanine and other collateralized and uncollateralized subordinated loans; unitranche loans; corporate debt obligations other than loans; and structured products, including collateralized bond, loan and other debt obligations, structured notes and credit-linked notes. The fund’s assets will be allocated to certain credit strategies, focusing on (i) senior secured loans; (ii) direct lending and subordinated loans; (iii) special situations; (iv) structured credit; and (v) corporate debt. The fund expects to invest a substantial portion of its managed assets, and may invest without limit, in credit instruments that, at the time of investment, are rated below investment grade, or, if unrated, determined to be of comparable quality by Alcentra.

Supportive Policies and Improving Investor Sentiment Drive Market Activity

Prior to the start of the period, an historic drawdown occurred due to the spread of COVID-19. The bottom fell out of many global markets, and valuations plummeted as businesses closed, people lost their jobs, and the economy was imperiled. However, starting with such low valuations gave asset prices a lot of room to run over the 12 months. As the shock of the initial lockdown wore off, and some businesses found ways to function within the new restrictions, asset prices began to recover. The positive effect of governmental stimulus and supportive central bank policies could be seen in consumer spending figures and some pockets of the economy. Against this backdrop, risk assets rallied throughout much of the period on continued support from central bank and governmental activity intended to counteract the economic effects of widespread COVID-19 lockdowns and business closures. Investor sentiment also improved as COVID-19 infection rates fell during the summer and early fall, and lockdown measures eased, allowing economic activity to pick up in some parts of the world. Emerging-market sovereign debt and high-yield debt recovered from March lows. Spreads generally continued to tighten until the late fall, when concerns about rising infection rates and renewed economic closures sparked renewed spread widening and volatility reentered the market.

However, the tide turned in November when news of potential viable vaccines surfaced. Investor sentiment lifted, and a strong risk-on rally began, particularly in areas of the market that were hard hit by the pandemic, such as travel and leisure names, and low-quality and distressed debt. The last several months of the period, the U.S. Treasury yield curve began a steepening trend as investors anticipated economic reopening, and concerns surfaced about potential increases in inflation. Securities offering a hedge against inflation rallied, while long-dated Treasuries underperformed the broader market. High-yield securities generally offered strong returns for the period.

Collateralized Loan Obligations (CLO) Holdings Bolster Results

One of the best performing asset classes over the 12-month period was structured credit, specifically CLOs. Prior to the start of the period, CLOs experienced an historic drawdown in price. Although the CLO price recovery lagged the rebound of the broader market, these assets appreciated significantly starting in May 2020. This recovery in valuation boosted fund returns. High-yield holdings also benefited performance. The fund aggressively took advantage of fallen angels early in the period, which produced positive results. A fallen angel is a bond that is downgraded from investment-grade (BBB) to high-yield (BB). When this downgrade happens, the bond often faces pricing implications. The fund also shifted some of its bank loan allocation into high-yield securities, which also bolstered performance during the high-yield rally. Investments in bonds issued by COVID-sensitive businesses like airlines, travel and leisure companies, which rallied during the period, were particularly advantageous. The fund’s special situations investments also contributed to returns. While a small allocation within the fund, special situations investment generated outsized returns for the period, particularly within the strategy’s European high-yield and bank loan investments.

While few investments produced negative returns on an absolute basis during the year, some areas of the market lagged. The fund’s investments in direct and middle market lending lagged the broader market, detracting from returns on a relative basis.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Positioned for Economic Improvement

We expect the economic landscape to continue to improve over the next 12 months. Some of the benefit will come from economic reopening and businesses that are once again able to function normally. We also think the significant amount of stimulus pumped into the system by the U.S. Federal Reserve and U.S. Government will also continue to support asset prices. These stimulative actions have expanded liquidity runways for corporate America, giving companies an opportunity to extend the maturity profile of their debt, refinancing at record low rates. We also expect defaults to continue to decline as the economy improves. For now, spreads are tighter than their historical average. However, we think that with a low level of defaults and an accommodative environment, spread levels can remain steady, supported by corporate fundamentals and market supply and demand dynamics.

April 15, 2021

1 DUE TO RECENT MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE DIFFERENT THAN THE FIGURES SHOWN. Investors should note that the fund’s short-term performance is highly unusual, in part to unusually favorable market conditions, and is unlikely to be repeated or consistently achieved in the future. Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: FactSet — The ICE BofA Merrill Lynch Global High Yield Index is a measure of the global high-yield debt market. The Index represents the union of the U.S. high-yield, the pan-European high-yield and emerging-markets, hard currency, high-yield indices. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. High-yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity. The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

STATEMENT OF INVESTMENTS

March 31, 2021

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Bonds and Notes - 93.7%
Advertising - .6%
Advantage Sales & Marketing, Sr. Scd. Notes	6.50	11/15/2028	310,000	[c]	322,981
Clear Channel International, Sr. Scd. Notes	6.63	8/1/2025	415,000	[c]	435,277
Terrier Media Buyer, Gtd. Notes	8.88	12/15/2027	716,000	[c]	771,794
				1,530,052
Aerospace & Defense - .3%
TransDigm, Gtd. Notes	5.50	11/15/2027	70,000		72,564
TransDigm, Sr. Scd. Notes	8.00	12/15/2025	750,000	[c]	817,500
				890,064
Airlines - .6%
American Airlines, Sr. Scd. Notes	5.50	4/20/2026	195,000	[c]	203,178
American Airlines, Sr. Scd. Notes	5.75	4/20/2029	181,000	[c]	192,747
American Airlines, Sr. Scd. Notes	11.75	7/15/2025	565,000	[c]	699,606
American Airlines Group, Gtd. Notes	3.75	3/1/2025	385,000	[c]	329,110
Hawaiian Brand Intellectual Property, Sr. Scd. Notes	5.75	1/20/2026	245,000	[c]	260,643
				1,685,284
Automobiles & Components - 1.7%
American Axle & Manufacturing, Gtd. Notes	6.88	7/1/2028	600,000		630,180
Clarios Global, Gtd. Notes	8.50	5/15/2027	1,025,000	[c]	1,104,847
Clarios Global, Sr. Scd. Notes	6.75	5/15/2025	108,000	[c]	115,697
Dealer Tire, Sr. Unscd. Notes	8.00	2/1/2028	980,000	[c]	1,036,350
Ford Motor, Sr. Unscd. Notes	5.29	12/8/2046	175,000		184,300
Ford Motor, Sr. Unscd. Notes	8.50	4/21/2023	260,000		290,225
Ford Motor, Sr. Unscd. Notes	9.00	4/22/2025	390,000		472,836
Real Hero Merger Sub 2, Sr. Unscd. Notes	6.25	2/1/2029	445,000	[c]	460,019
				4,294,454
Building Materials - 1.0%
Cornerstone Building Brands, Gtd. Notes	6.13	1/15/2029	235,000	[c]	250,716
Cornerstone Building Brands, Gtd. Notes	8.00	4/15/2026	899,000	[c]	937,252
CP Atlas Buyer, Sr. Unscd. Notes	7.00	12/1/2028	765,000	[c]	805,488
Griffon, Gtd. Notes	5.75	3/1/2028	500,000		532,500
U.S. Concrete, Gtd. Notes	5.13	3/1/2029	85,000	[c]	87,709
				2,613,665
Chemicals - 2.0%
Consolidated Energy Finance, Gtd. Notes	6.50	5/15/2026	445,000	[c]	443,887

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Bonds and Notes - 93.7% (continued)
Chemicals - 2.0% (continued)
Consolidated Energy Finance, Sr. Unscd. Notes		6.88	6/15/2025	345,000	[c]	352,116
CVR Partners, Scd. Notes		9.25	6/15/2023	430,000	[c]	434,300
Innophos Holdings, Sr. Unscd. Notes		9.38	2/15/2028	745,000	[c]	805,066
Iris Holdings, Sr. Unscd. Notes		8.75	2/15/2026	311,000	[c]	315,276
Italmatch Chemicals, Sr. Scd. Notes, 3 Month EURIBOR +4.75% @ Floor	EUR	4.75	9/30/2024	860,000	[c,d]	971,358
Trinseo Materials Finance, Gtd. Bonds		5.13	4/1/2029	325,000	[c]	335,563
Venator Finance, Gtd. Notes		5.75	7/15/2025	510,000	[c]	495,975
Venator Finance, Sr. Scd. Notes		9.50	7/1/2025	865,000	[c]	970,962
					5,124,503
Collateralized Loan Obligations Debt - 45.9%
Adagio VIII CLO, Ser. 8A, Cl. E, 3 Month EURIBOR +6.03% @ Floor	EUR	6.03	4/15/2032	3,000,000	[c,d]	3,389,700
Armada Euro III CLO, Ser. 3A, Cl. E, 3 Month EURIBOR +5.60% @ Floor	EUR	5.60	7/15/2031	3,300,000	[c,d]	3,821,021
Avoca XVII CLO, Ser. 17A, Cl. ER, 3 Month EURIBOR +6.38% @ Floor	EUR	6.38	10/15/2032	1,000,000	[c,d]	1,156,546
Barings CLO, Ser. 2019-4A, CI. E, 3 Month LIBOR +7.39%		7.63	1/15/2033	3,000,000	[c,d]	3,014,301
Barings Euro CLO, Ser. 2018-3A, Cl. E, 3 Month EURIBOR +5.79% @ Floor	EUR	5.79	7/27/2031	2,150,000	[c,d]	2,381,262
Barings Euro CLO, Ser. 2019-1A, CI. E, 3 Month EURIBOR +6.55% @ Floor	EUR	6.55	10/21/2032	1,500,000	[c,d]	1,769,530
Battalion XI CLO, Ser. 2017-11A, CI. E, 3 Month LIBOR +5.98%		6.20	10/24/2029	2,700,000	[c,d]	2,645,595
Blackrock European VIII CLO, Ser. 8A, Cl. E, 3 Month EURIBOR +5.75% @ Floor	EUR	5.75	7/20/2032	2,000,000	[c,d]	2,329,897
BlueMountain CLO, Ser. 2016-2A, CI. DR, 3 Month LIBOR +7.79%		7.97	8/20/2032	2,250,000	[c,d]	2,251,703
Cairn VI CLO, Ser. 2016-6A, CL. FR, 3 Month EURIBOR +8.25% @ Floor	EUR	8.25	7/25/2029	2,700,000	[c,d]	3,138,651
Carlyle Euro CLO, Ser. 2019-1A, CI. D, 3 Month EURIBOR +6.12% @ Floor	EUR	6.12	3/15/2032	4,200,000	[c,d]	4,844,210
Carlyle Global Market Strategies Euro CLO, Ser. 2014-2A, Cl. DRR, 3 Month EURIBOR +5.70% @ Floor	EUR	5.70	11/17/2031	2,034,000	[c,d]	2,275,463
Carlyle Global Market Strategies Euro CLO, Ser. 2015-1A, CI. ER, 3 Month EURIBOR +8.03% @ Floor	EUR	8.03	1/16/2033	1,000,000	[c,d]	1,069,895

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Bonds and Notes - 93.7% (continued)
Collateralized Loan Obligations Debt - 45.9% (continued)
Contego VII CLO, Ser. 7A, Cl. F, 3 Month EURIBOR +8.76% @ Floor	EUR	8.76	5/14/2032	3,500,000	[c,d]	4,053,144
Crosthwaite Park CLO, Ser. 1A, Cl. D, 3 Month EURIBOR +6.20% @ Floor	EUR	6.20	3/15/2032	1,000,000	[c,d]	1,174,816
Crown Point 8 CLO, Ser. 2019-8A, Cl. E, 3 Month LIBOR +7.10%		7.32	10/20/2032	3,000,000	[c,d]	2,949,543
CVC Cordatus Loan Fund XIV CLO, Ser. 14A, Cl. E, 3 Month EURIBOR +5.90% @ Floor	EUR	5.90	5/22/2032	3,000,000	[c,d]	3,493,452
Dryden 66 EURO CLO, Ser. 2018-66A, CI. E, 3 Month EURIBOR +5.41% @ Floor	EUR	5.41	1/18/2032	2,000,000	[c,d]	2,241,232
Elevation CLO, Ser. 2013-1A, Cl. D1R2, 3 Month LIBOR +7.65%		7.84	8/15/2032	2,500,000	[c,d]	2,457,030
Greywolf II CLO, Ser. 2013-1, Cl. A, 3 Month LIBOR +7.05% @ Floor		7.05	4/15/2034	2,000,000	[c,d]	1,940,000
Jamestown XIV CLO, Ser. 2019-14A, CI. D, 3 Month LIBOR +7.04%		7.26	10/20/2032	3,000,000	[c,d]	2,953,815
KKR CLO, Ser. 27A, Cl. E, 3 Month LIBOR +6.90%		7.14	10/15/2032	3,000,000	[c,d]	2,993,265
KVK CLO, Ser. 2016-1A, CI. E, 3 Month LIBOR +7.90%		8.14	1/15/2029	4,000,000	[c,d]	3,849,128
Madison Park Funding XXX CLO, Ser. 2018-30A, Cl. D, 3 Month LIBOR +2.50%		2.74	4/15/2029	1,150,000	[c,d]	1,120,858
Marathon 14 CLO, Ser. 2019-2A, Cl. C2, 3 Month LIBOR +5.97%		6.19	1/20/2033	1,000,000	[c,d]	1,005,797
Marble Point XV CLO, Ser. 2019-1A, Cl. E, 3 Month LIBOR +6.83%		7.05	7/23/2032	3,000,000	[c,d]	2,913,429
MidOcean Credit X CLO, Ser. 2019-10A, CI. E, 3 Month LIBOR +7.44%		7.66	10/23/2032	4,000,000	[c,d]	3,912,292
Northwoods Capital 20 CLO, Ser. 2019-20A, Cl. ER, 3 Month LIBOR +7.85%		8.07	1/25/2032	2,437,500	[c,d]	2,393,337
Ocean Trails VI CLO, Ser. 2016-6A, CI. ER, 3 Month LIBOR +7.45%		7.69	7/15/2028	1,500,000	[c,d]	1,502,548
Octagon Investment Partners 20-R CLO, Ser. 2019-4A, Cl. E, 3 Month LIBOR +6.80%		7.00	5/12/2031	4,000,000	[c,d]	3,930,496
Purple Finance 2 CLO, Ser. 2A, Cl. E, 3 Month EURIBOR +6.40% @ Floor	EUR	6.40	4/20/2032	2,600,000	[c,d]	2,937,572
Purple Finance 2 CLO, Ser. 2A, Cl. F, 3 Month EURIBOR +8.84% @ Floor	EUR	8.84	4/20/2032	2,300,000	[c,d]	2,598,619

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Bonds and Notes - 93.7% (continued)
Collateralized Loan Obligations Debt - 45.9% (continued)
Rockford Tower Europe CLO, Ser. 2019-1A, Cl. E, 3 Month EURIBOR +6.03% @ Floor	EUR	6.03	1/20/2033	2,000,000	[c,d]	2,307,780
RRE 2 Loan Management CLO, Ser. 2A, Cl. E, 3 Month EURIBOR +5.80% @ Floor	EUR	5.80	1/15/2032	2,000,000	[c,d]	2,331,233
Sound Point XXIII CLO, Ser. 2019-2A, Cl. E, 3 Month LIBOR +6.71%		6.95	4/15/2032	4,750,000	[c,d]	4,669,872
THL Credit Wind River CLO, Ser. 2019-3A, Cl. E, 3 Month LIBOR +6.55%		6.79	4/15/2031	3,000,000	[c,d]	2,933,331
Toro European 3 CLO, Ser. 3A, CI. E, 3 Month EURIBOR +5.60% @ Floor	EUR	5.60	4/15/2030	3,000,000	[c,d]	3,469,053
Toro European 6 CLO, Ser. 6A, Cl. E, 3 Month EURIBOR +6.49% @ Floor	EUR	6.49	1/12/2032	1,385,000	[c,d]	1,563,882
Toro European 6 CLO, Ser. 6A, Cl. F, 3 Month EURIBOR +8.49% @ Floor	EUR	8.49	1/12/2032	2,745,000	[c,d]	3,148,039
Trimaran CAVU CLO, Ser. 2019-1A, CI. E, 3 Month LIBOR +7.04%		7.26	7/20/2032	2,100,000	[c,d]	2,069,901
Trimaran CAVU CLO, Ser. 2019-2A, Cl. D, 3 Month LIBOR +6.95%		7.17	11/26/2032	1,750,000	[c,d]	1,684,623
Venture 41 CLO, Ser. 2021-41A, Cl. E, 3 Month LIBOR +7.71%		7.91	1/20/2034	2,000,000	[c,d]	1,985,498
Voya Euro II CLO, Ser. 2A, Cl. E, 3 Month EURIBOR +5.90% @ Floor	EUR	5.90	7/15/2032	3,200,000	[c,d]	3,666,329
Wellfleet X CLO, Ser. 2019-XA, CI. D, 3 Month LIBOR +7.03%		7.25	4/20/2032	4,000,000	[c,d]	3,950,428
York 1 CLO, Ser. 2014-1A, Cl. DRR, 3 Month LIBOR +3.01%		3.23	10/22/2029	860,000	[c,d]	855,436
					119,143,552
Collateralized Loan Obligations Equity - 6.1%
Blackrock European IV CLO, Ser. 4A, CI. SUB	EUR	3.26	7/15/2030	5,822,000	[c,e]	4,486,146
Blackrock European VIII CLO, Ser. 8A, Cl. SUB	EUR	11.81	7/20/2032	1,425,000	[c,e]	1,256,528
BlueMountain Fuji III CLO, Ser. 3A, CI. SUB	EUR	8.47	1/15/2031	3,000,000	[c,e]	2,745,835
KVK CLO, Ser. 2016-1A, CI. SUB		53.31	1/15/2029	10,000,000	[c,e]	4,232,970
Madison Park Funding X CLO, Ser. 2012-10A, Cl. SUB		31.92	1/20/2029	5,000,000	[c,e]	2,300,000
Providus II CLO, Ser. 2A, Cl. SUB	EUR	4.94	7/15/2031	1,000,000	[c,e]	768,788
					15,790,267

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Bonds and Notes - 93.7% (continued)
Commercial & Professional Services - 3.7%
Adtalem Global Education, Sr. Scd. Notes		5.50	3/1/2028	495,000	[c]	489,956
Allied Universal Holdco, Sr. Scd. Notes		6.63	7/15/2026	185,000	[c]	196,536
APX Group, Sr. Scd. Notes		6.75	2/15/2027	550,000	[c]	590,683
La Financiere Atalian, Gtd. Notes	GBP	6.63	5/15/2025	4,000,000		5,453,499
MPH Acquisition Holdings, Gtd. Notes		5.75	11/1/2028	85,000	[c]	82,981
Prime Security Services Borrower, Scd. Notes		6.25	1/15/2028	525,000	[c]	547,260
Sabre GLBL, Sr. Scd. Notes		7.38	9/1/2025	210,000	[c]	229,488
Team Health Holdings, Gtd. Notes		6.38	2/1/2025	490,000	[c]	434,228
The House of Finance, Sr. Scd. Notes	EUR	4.38	7/15/2026	100,000	[c]	119,404
Verisure Midholding, Gtd. Notes	EUR	5.25	2/15/2029	665,000	[c]	807,702
Verscend Escrow, Sr. Unscd. Notes		9.75	8/15/2026	645,000	[c]	692,791
					9,644,528
Consumer Discretionary - 3.5%
Allen Media, Gtd. Notes		10.50	2/15/2028	1,111,000	[c]	1,174,710
Ashton Woods USA, Sr. Unscd. Notes		6.63	1/15/2028	435,000	[c]	464,362
Ashton Woods USA, Sr. Unscd. Notes		6.75	8/1/2025	25,000	[c]	25,904
Banijay Group, Sr. Unscd. Notes	EUR	6.50	3/1/2026	1,010,000	[c]	1,210,565
Caesars Entertainment, Sr. Unscd. Notes		8.13	7/1/2027	465,000	[c]	513,383
Carnival, Gtd. Bonds	EUR	7.63	3/1/2026	365,000	[c]	464,184
Carnival, Sr. Scd. Bonds	EUR	10.13	2/1/2026	225,000	[c]	306,403
Carnival, Sr. Unscd. Notes		5.75	3/1/2027	335,000	[c]	344,213
Cinemark USA, Gtd. Notes		5.88	3/15/2026	210,000	[c]	215,552
Core & Main Holdings, Sr. Unscd. Notes		8.63	9/15/2024	905,000	[c]	921,308
Gamma Bidco, Sr. Scd. Notes	EUR	5.13	7/15/2025	300,000	[c]	352,762
Lions Gate Capital Holdings, Gtd. Notes		6.38	2/1/2024	855,000	[c]	882,257
Lions Gate Capital Holdings, Sr. Unscd. Notes		5.50	4/15/2029	233,000	[c]	233,608
NCL, Gtd. Notes		5.88	3/15/2026	280,000	[c]	283,220
Royal Caribbean Cruises, Sr. Unscd. Notes		3.70	3/15/2028	365,000		337,098
Royal Caribbean Cruises, Sr. Unscd. Notes		5.50	4/1/2028	145,000	[c]	145,906
Scientific Games International, Gtd. Notes		7.25	11/15/2029	237,000	[c]	257,546
Scientific Games International, Gtd. Notes		8.25	3/15/2026	565,000	[c]	606,926
Scientific Games International, Gtd. Notes		8.63	7/1/2025	135,000	[c]	146,941

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Bonds and Notes - 93.7% (continued)
Consumer Discretionary - 3.5% (continued)
Station Casinos, Gtd. Notes		4.50	2/15/2028	145,000	[c]	144,729
Taylor Morrison Communities, Sr. Unscd. Notes		5.13	8/1/2030	32,000	[c]	34,060
					9,065,637
Diversified Financials - 2.4%
Cabot Financial Luxembourg, Sr. Scd. Notes	GBP	7.50	10/1/2023	564,533		795,862
Compass Group Diversified Holdings, Gtd. Notes		5.25	4/15/2029	450,000	[c]	472,356
Compass Group Diversified Holdings, Sr. Unscd. Notes		8.00	5/1/2026	275,000	[c]	287,815
Encore Capital Group, Sr. Scd. Bonds	GBP	5.38	2/15/2026	330,000	[c]	475,524
Encore Capital Group, Sr. Scd. Bonds, 3 Month EURIBOR +4.25% @ Floor	EUR	4.25	1/15/2028	350,000	[c,d]	419,292
FS Energy & Power Fund, Sr. Scd. Notes		7.50	8/15/2023	875,000	[c]	881,654
Garfunkelux Holdco 3, Sr. Scd. Bonds	GBP	7.75	11/1/2025	315,000	[c]	449,821
Garfunkelux Holdco 3, Sr. Scd. Notes	EUR	6.75	11/1/2025	500,000	[c]	607,256
Icahn Enterprises, Gtd. Notes		6.25	5/15/2026	635,000		666,648
Nationstar Mortgage Holdings, Gtd. Notes		5.13	12/15/2030	35,000	[c]	34,563
Nationstar Mortgage Holdings, Gtd. Notes		5.50	8/15/2028	560,000	[c]	563,318
Nationstar Mortgage Holdings, Gtd. Notes		6.00	1/15/2027	465,000	[c]	483,237
					6,137,346
Electronic Components - .3%
Wesco Distribution, Gtd. Notes		7.13	6/15/2025	260,000	[c]	284,655
Wesco Distribution, Gtd. Notes		7.25	6/15/2028	465,000	[c]	519,777
					804,432
Energy - 6.2%
Antero Midstream Partners, Gtd. Notes		5.75	1/15/2028	320,000	[c]	320,600
Antero Midstream Partners, Gtd. Notes		5.75	3/1/2027	545,000	[c]	546,142
Antero Midstream Partners, Gtd. Notes		7.88	5/15/2026	200,000	[c]	215,479
Antero Resources, Gtd. Notes		5.63	6/1/2023	110,000		110,509
Antero Resources, Gtd. Notes		7.63	2/1/2029	330,000	[c]	352,069
Antero Resources, Gtd. Notes		8.38	7/15/2026	149,000	[c]	164,552
Apache, Sr. Unscd. Notes		5.10	9/1/2040	306,000		299,689
Blue Racer Midstream, Sr. Unscd. Notes		6.63	7/15/2026	960,000	[c]	988,800

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Bonds and Notes - 93.7% (continued)
Energy - 6.2% (continued)
Blue Racer Midstream, Sr. Unscd. Notes	7.63	12/15/2025	185,000	[c]	199,725
Centennial Resource Production, Gtd. Notes	6.88	4/1/2027	225,000	[c]	200,672
CGG, Scd. Bonds	5.00	2/21/2024	2,269,712		2,286,735
Crestwood Midstream Partners, Gtd. Notes	5.63	5/1/2027	35,000	[c]	34,453
Crestwood Midstream Partners, Gtd. Notes	6.00	2/1/2029	1,030,000	[c]	1,016,481
CrownRock, Sr. Unscd. Notes	5.63	10/15/2025	830,000	[c]	848,339
CVR Energy, Gtd. Bonds	5.75	2/15/2028	490,000	[c]	478,669
DCP Midstream Operating, Gtd. Notes	5.63	7/15/2027	295,000		320,568
Double Eagle Finance, Sr. Unscd. Notes	7.75	12/15/2025	330,000	[c]	352,966
Endeavor Energy Resources, Sr. Unscd. Notes	6.63	7/15/2025	75,000	[c]	80,273
EnLink Midstream, Gtd. Notes	5.63	1/15/2028	36,000	[c]	34,879
EQM Midstream Partners, Sr. Unscd. Notes	5.50	7/15/2028	170,000		178,818
EQM Midstream Partners, Sr. Unscd. Notes	6.00	7/1/2025	165,000	[c]	177,788
EQM Midstream Partners, Sr. Unscd. Notes	6.50	7/1/2027	205,000	[c]	223,176
Genesis Energy, Gtd. Notes	6.25	5/15/2026	750,000		717,656
Genesis Energy, Gtd. Notes	6.50	10/1/2025	178,000		174,818
Genesis Energy, Gtd. Notes	7.75	2/1/2028	210,000		210,326
Genesis Energy, Gtd. Notes	8.00	1/15/2027	90,000		91,296
Indigo Natural Resources, Sr. Unscd. Notes	5.38	2/1/2029	350,000	[c]	345,480
Laredo Petroleum, Gtd. Notes	9.50	1/15/2025	205,000		197,522
Laredo Petroleum, Gtd. Notes	10.13	1/15/2028	20,000		19,210
Occidental Petroleum, Sr. Unscd. Notes	6.13	1/1/2031	200,000		221,215
Occidental Petroleum, Sr. Unscd. Notes	6.38	9/1/2028	167,000		183,613
Occidental Petroleum, Sr. Unscd. Notes	6.45	9/15/2036	210,000		232,105
Occidental Petroleum, Sr. Unscd. Notes	6.95	7/1/2024	305,000		335,436
Occidental Petroleum, Sr. Unscd. Notes	7.50	5/1/2031	430,000		503,143
Occidental Petroleum, Sr. Unscd. Notes	8.88	7/15/2030	740,000		934,250
Ovintiv, Gtd. Notes	6.63	8/15/2037	115,000		138,587
PDC Energy, Gtd. Notes	5.75	5/15/2026	280,000		290,780

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Bonds and Notes - 93.7% (continued)
Energy - 6.2% (continued)
Precision Drilling, Gtd. Notes		7.13	1/15/2026	390,000	[c]	379,406
Southwestern Energy, Gtd. Notes		7.50	4/1/2026	590,000		625,117
Southwestern Energy, Gtd. Notes		8.38	9/15/2028	155,000		170,403
USA Compression Partners, Gtd. Notes		6.88	9/1/2027	930,000		959,472
					16,161,217
Environmental Control - .2%
GFL Environmental, Sr. Unscd. Notes		8.50	5/1/2027	472,000	[c]	520,675
Food Products - .2%
United Natural Foods, Gtd. Notes		6.75	10/15/2028	465,000	[c]	497,550
Forest Products & Paper - .3%
Fabric BC, Sr. Scd. Notes, 3 Month EURIBOR +4.13% @ Floor	EUR	4.13	11/30/2024	600,000	[d]	705,098
Health Care - 2.9%
Air Methods, Sr. Unscd. Notes		8.00	5/15/2025	450,000	[c]	424,125
Bausch Health, Gtd. Notes		5.25	1/30/2030	170,000	[c]	171,074
Bausch Health, Gtd. Notes		6.25	2/15/2029	200,000	[c]	212,880
Bausch Health, Gtd. Notes		7.25	5/30/2029	1,165,000	[c]	1,302,394
CHEPLAPHARM Arzneimittel GmbH, Sr. Scd. Notes		5.50	1/15/2028	440,000	[c]	457,609
Cidron Aida Finco, Sr. Scd. Bonds	GBP	6.25	4/30/2028	145,000	[c]	202,396
Community Health Systems, Scd. Notes		6.88	4/15/2029	305,000	[c]	319,677
Community Health Systems, Sr. Scd. Notes		4.75	2/15/2031	230,000	[c]	224,975
Community Health Systems, Sr. Scd. Notes		6.63	2/15/2025	613,000	[c]	648,251
Laboratoire Eimer Selas, Gtd. Notes	EUR	5.00	2/1/2029	190,000	[c]	226,496
LifePoint Health, Gtd. Notes		5.38	1/15/2029	150,000	[c]	147,938
Nidda BondCo GmbH, Sr. Unscd. Bonds	EUR	7.25	9/30/2025	775,000		940,607
Ortho-Clinical Diagnostics, Sr. Unscd. Notes		7.25	2/1/2028	381,000	[c]	418,161
Ortho-Clinical Diagnostics, Sr. Unscd. Notes		7.38	6/1/2025	210,000	[c]	226,165
Prime Healthcare Services, Sr. Scd. Notes		7.25	11/1/2025	275,000	[c]	293,906
Surgery Center Holdings, Gtd. Notes		6.75	7/1/2025	205,000	[c]	210,192
Surgery Center Holdings, Gtd. Notes		10.00	4/15/2027	330,000	[c]	364,444
Tenet Healthcare, Gtd. Notes		6.13	10/1/2028	435,000	[c]	454,575
Tenet Healthcare, Scd. Notes		6.25	2/1/2027	305,000	[c]	322,464
					7,568,329
Industrial - 1.5%
Bombardier, Sr. Unscd. Notes		6.00	10/15/2022	95,000	[c]	95,178

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Bonds and Notes - 93.7% (continued)
Industrial - 1.5% (continued)
Bombardier, Sr. Unscd. Notes		6.13	1/15/2023	255,000	[c]	265,774
Bombardier, Sr. Unscd. Notes		7.50	12/1/2024	205,000	[c]	205,128
Gates Global, Gtd. Notes		6.25	1/15/2026	815,000	[c]	855,074
Husky III Holding, Sr. Unscd. Notes		13.00	2/15/2025	595,000	[c]	648,922
Terex, Gtd. Notes		5.00	5/15/2029	140,000	[c]	145,103
Titan Acquisition, Sr. Unscd. Notes		7.75	4/15/2026	1,205,000	[c]	1,254,646
VM Consolidated, Gtd. Notes		5.50	4/15/2029	290,000	[c]	297,520
					3,767,345
Information Technology - .4%
Ascend Learning, Sr. Unscd. Notes		6.88	8/1/2025	530,000	[c]	545,182
Boxer Parent, Sr. Scd. Notes	EUR	6.50	10/2/2025	180,000	[c]	225,340
The Dun & Bradstreet, Gtd. Notes		10.25	2/15/2027	342,000	[c]	382,549
					1,153,071
Insurance - 1.4%
Alliant Holdings Intermediate, Sr. Unscd. Notes		6.75	10/15/2027	220,000	[c]	234,533
AmWINS Group, Gtd. Notes		7.75	7/1/2026	940,000	[c]	1,009,146
AssuredPartners, Sr. Unscd. Notes		5.63	1/15/2029	10,000	[c]	10,203
GTCR AP Finance, Sr. Unscd. Notes		8.00	5/15/2027	1,045,000	[c]	1,124,681
HUB International, Sr. Unscd. Notes		7.00	5/1/2026	795,000	[c]	826,335
USI, Sr. Unscd. Notes		6.88	5/1/2025	455,000	[c]	464,380
					3,669,278
Internet Software & Services - .4%
Endure Digital, Sr. Unscd. Notes		6.00	2/15/2029	630,000	[c]	616,549
Northwest Fiber, Sr. Unscd. Notes		6.00	2/15/2028	355,000	[c]	355,000
					971,549
Materials - 2.1%
ARD Finance, Sr. Scd. Notes	EUR	5.00	6/30/2027	320,000	[c]	384,568
ARD Finance, Sr. Scd. Notes		6.50	6/30/2027	610,000	[c]	641,262
Flex Acquisition, Sr. Unscd. Notes		7.88	7/15/2026	115,000	[c]	120,894
Graham Packaging, Gtd. Notes		7.13	8/15/2028	405,000	[c]	431,578
LABL Escrow Issuer, Sr. Scd. Notes		6.75	7/15/2026	310,000	[c]	332,669
LABL Escrow Issuer, Sr. Unscd. Notes		10.50	7/15/2027	460,000	[c]	513,118
Mauser Packaging Solutions Holding, Sr. Scd. Notes		8.50	4/15/2024	255,000	[c]	265,200
Mauser Packaging Solutions Holding, Sr. Unscd. Notes		7.25	4/15/2025	1,600,000	[c]	1,602,000
Trivium Packaging Finance, Gtd. Notes		8.50	8/15/2027	1,135,000	[c]	1,233,717
					5,525,006
Media - 1.4%
Altice Finco, Scd. Notes	EUR	4.75	1/15/2028	970,000	[c]	1,107,074

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Bonds and Notes - 93.7% (continued)
Media - 1.4% (continued)
DISH DBS, Gtd. Notes		7.38	7/1/2028	370,000		388,611
Radiate Holdco, Sr. Unscd. Notes		6.50	9/15/2028	759,000	[c]	802,889
Scripps Escrow, Gtd. Notes		5.88	7/15/2027	210,000	[c]	217,613
Scripps Escrow II, Sr. Unscd. Notes		5.38	1/15/2031	235,000	[c]	233,678
Summer BidCo, Sr. Unscd. Bonds	EUR	9.00	11/15/2025	328,580	[c]	396,635
Summer BidCo, Sr. Unscd. Bonds	EUR	9.00	11/15/2025	178,288	[c]	215,214
Townsquare Media, Sr. Scd. Notes		6.88	2/1/2026	210,000	[c]	224,044
					3,585,758
Metals & Mining - .3%
Arconic, Scd. Notes		6.13	2/15/2028	435,000	[c]	464,091
Hudbay Minerals, Gtd. Notes		6.13	4/1/2029	133,000	[c]	142,310
Kaiser Aluminum, Gtd. Notes		6.50	5/1/2025	225,000	[c]	238,995
					845,396
Real Estate - .7%
Flamingo Lux II, Sr. Unscd. Notes	EUR	5.00	3/31/2029	287,000	[c]	336,656
Ladder Capital Finance Holdings, Gtd. Notes		5.25	10/1/2025	1,050,000	[c]	1,051,969
Starwood Property Trust, Sr. Unscd. Notes		5.50	11/1/2023	340,000	[c]	355,725
					1,744,350
Retailing - 3.9%
BCPE Ulysses Intermediate, Sr. Unscd. Notes		7.75	4/1/2027	505,000	[c]	524,884
LBM Acquisition, Gtd. Notes		6.25	1/15/2029	480,000	[c]	495,000
Macy's, Sr. Scd. Notes		8.38	6/15/2025	630,000	[c]	697,542
Park River Holdings, Gtd. Notes		5.63	2/1/2029	605,000	[c]	587,228
Staples, Sr. Scd. Notes		7.50	4/15/2026	715,000	[c]	755,219
Staples, Sr. Unscd. Notes		10.75	4/15/2027	200,000	[c]	197,750
The Very Group Funding, Sr. Scd. Notes	GBP	7.75	11/15/2022	4,000,000		5,590,278
White Cap Buyer, Sr. Unscd. Notes		6.88	10/15/2028	695,000	[c]	739,178
White Cap Parent, Sr. Unscd. Notes		8.25	3/15/2026	444,000	[c]	463,980
					10,051,059
Technology Hardware & Equipment - .8%
Banff Merger Sub, Sr. Unscd. Notes	EUR	8.38	9/1/2026	650,000	[c]	804,639
Banff Merger Sub, Sr. Unscd. Notes		9.75	9/1/2026	410,000	[c]	437,224
Diebold Nixdorf, Gtd. Notes		8.50	4/15/2024	375,000		383,531
Everi Payments, Gtd. Notes		7.50	12/15/2025	325,000	[c]	339,315
					1,964,709
Telecommunication Services - 2.5%
Altice France Holding, Gtd. Notes		6.00	2/15/2028	210,000	[c]	207,300
Altice France Holding, Sr. Scd. Notes	EUR	8.00	5/15/2027	570,000	[c]	726,927
Altice France Holding, Sr. Scd. Notes		10.50	5/15/2027	340,000	[c]	383,042

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Bonds and Notes - 93.7% (continued)
Telecommunication Services - 2.5% (continued)
Cincinnati Bell, Gtd. Notes		8.00	10/15/2025	650,000	[c]	692,601
CommScope, Gtd. Notes		7.13	7/1/2028	175,000	[c]	186,095
CommScope, Gtd. Notes		8.25	3/1/2027	445,000	[c]	476,708
Connect Finco, Sr. Scd. Notes		6.75	10/1/2026	985,000	[c]	1,050,296
Intrado, Gtd. Notes		8.50	10/15/2025	800,000	[c]	812,500
Lumen Technologies, Sr. Unscd. Debs., Ser. G		6.88	1/15/2028	1,140,000		1,273,369
Plantronics, Gtd. Notes		4.75	3/1/2029	225,000	[c]	221,625
ViaSat, Sr. Unscd. Notes		5.63	9/15/2025	218,000	[c]	221,861
ViaSat, Sr. Unscd. Notes		6.50	7/15/2028	280,000	[c]	295,289
					6,547,613
Utilities - .4%
Energia Group ROI Holdings, Sr. Scd. Notes	GBP	4.75	9/15/2024	380,000		531,726
Pike, Gtd. Notes		5.50	9/1/2028	505,000	[c]	515,100
					1,046,826
Total Bonds and Notes (cost $226,775,822)				243,048,613

Floating Rate Loan Interests - 36.1%
Advertising - .5%
ABG Intermediate Holdings 2, 2021 Refinancing Term Loan, 3 Month LIBOR +3.25%		4.00	12/4/2024	371,663	[d]	371,133
ABG Intermediate Holdings 2, First Lien Incremental Amendment No. 5 Term Loan, 3 Month LIBOR +5.25%		6.25	9/29/2024	51,740	[d]	51,999
Advantage Sales & Marketing, First Lien Initial Term Loan, 3 Month LIBOR +5.25%		6.00	10/28/2027	266,848	[d]	266,872
Clear Channel Outdoor Holdings, Term Loan B, 3 Month LIBOR +3.50%		3.71	8/21/2026	396,759	[d]	382,267
Polyconcept North America Holdings, First Lien Closing Date Term Loan, 3 Month LIBOR +4.50%		5.50	8/16/2023	149,609	[d]	144,638
Red Ventures, First Lien Term Loan B-3, 1 Month LIBOR +3.50%		4.25	11/8/2024	106,250	[d]	106,383
					1,323,292
Airlines - .3%
American Airlines, 2017 Replacement Class Term Loan B, 1 Month LIBOR +2.00%		2.11	12/14/2023	160,746	[d]	154,026

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Floating Rate Loan Interests - 36.1% (continued)
Airlines - .3% (continued)
American Airlines, 2018 Replacement Term Loan, 1 Month LIBOR +1.75%		1.86	6/27/2025	90,000	[d]	79,842
American Airlines, 2020 Replacement Term Loan, 1 Month LIBOR +1.75%		1.86	1/29/2027	97,020	[d]	88,806
American Airlines, Initial Term Loan, 1 Month LIBOR +4.75%		5.50	3/24/2028	399,327	[d]	409,623
JetBlue Airways, Term Loan, 3 Month LIBOR +5.25%		6.25	6/17/2024	127,590	[d]	130,859
					863,156
Automobiles & Components - .0%
Autokiniton US Holdings, Term Loan B, 1 Month LIBOR +4.50%		5.00	3/29/2028	48,600	[d]	48,813
Building Materials - .9%
BME Group Holding, Facility Term Loan B, 3 Month EURIBOR +4.00% @ Floor	EUR	4.00	10/31/2026	1,000,000	[d]	1,172,577
LSF10 XL Bidco, Facility Term Loan B-3, 3 Month EURIBOR +4.00% @ Floor	EUR	4.00	10/31/2026	1,000,000	[d]	1,173,433
					2,346,010
Chemicals - 2.8%
Aruba Investments Holdings, First Lien Euro Term Loan B-1, 6 Month EURIBOR +4.00% @ Floor	EUR	4.00	11/24/2027	1,000,000	[d]	1,182,234
ColourOZ Investment 1 GmbH, New First Lien Initial Term Loan, 3 Month EURIBOR +4.25%	EUR	5.00	9/7/2021	149,147	[d]	171,140
ColourOZ Investment 1 GmbH, Second Lien Initial Euro Term Loan, 3 Month EURIBOR +4.25%	EUR	5.25	9/7/2022	122,253	[d]	124,370
ColourOZ Investment 2, First Lien Initial Term Loan B-2, 3 Month LIBOR +4.25%		5.25	9/7/2021	1,693,084	[d]	1,657,639
ColourOZ Investment 2, First Lien Initial Term Loan C, 3 Month LIBOR +4.25%		5.25	9/7/2023	279,887	[d]	274,028
ColourOZ Investment 2, Second Lien Initial Term Loan B-2, 3 Month LIBOR +4.25%		5.25	9/7/2022	2,081,234	[d]	1,784,658
Flint Group Gmbh, First LienTerm Loan B-8, 3 Month LIBOR +4.25%		5.25	9/7/2021	492,448	[d]	482,139
Flint Group GmbH, First Lien Euro Term Loan B-5, 3 Month EURIBOR +4.25%	EUR	5.00	9/7/2021	845,400	[d]	970,060

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Floating Rate Loan Interests - 36.1% (continued)
Chemicals - 2.8% (continued)
LSF11 Skyscraper Holdco, Term Loan, 1 Month LIBOR +3.50%		4.25	9/30/2027	313,008	[d]	313,008
Polar US Borrower, Initial Term Loan, 1-3 Month LIBOR +4.75%		4.90	10/16/2025	426,570	[d]	424,437
					7,383,713
Commercial & Professional Services - 3.7%
Amentum Government Services Holdings, First Lien Tranche 2 Term Loan, 3 Month LIBOR +4.75%		5.50	1/31/2027	154,183	[d]	154,954
APX Group, Term Loan, 1 Month LIBOR +5.00% and 3 Month PRIME +4.00%		6.18	12/31/2025	277,958	[d]	278,344
AVSC Holding, Term Loan B-1, 3 Month LIBOR +3.50%		4.50	3/1/2025	221,981	[d]	198,155
Axiom Global, Initial Term Loan, 1 Month LIBOR +4.75%		5.50	10/1/2026	4,937,500	[d]	4,949,844
Boels Topholding, Facility Term Loan B, 3 Month EURIBOR +4.00% @ Floor	EUR	4.00	2/5/2027	1,000,000	[d]	1,177,631
Cast & Crew Payroll, First Lien Initial Term Loan, 1 Month LIBOR +3.75%		3.86	2/7/2026	67,967	[d]	67,107
Electro Rent, First Lien Initial Term Loan, 3 Month LIBOR +5.00%		6.00	1/31/2024	199,479	[d]	199,562
Employbridge, Refinancing Term Loan, 3 Month LIBOR +4.50%		5.50	4/18/2025	195,091	[d]	193,579
Galileo Global Education, Second Lien Term Loan, 6 Month EURIBOR +6.00% @ Floor	EUR	6.00	11/12/2027	1,000,000	[d]	1,162,439
Sabre GLBL, 2020 Other Term Loan B, 1 Month LIBOR +4.00%		4.75	12/17/2027	78,104	[d]	79,032
Team Health Holdings, Initial Term Loan, 1 Month LIBOR +2.75%		3.75	2/6/2024	189,302	[d]	176,590
Verscend Holding, Term Loan B, 1 Month LIBOR +4.50%		4.61	8/27/2025	491,182	[d]	491,864
Weight Watchers International, Initial Term Loan, 1 Month LIBOR +4.75%		5.50	11/29/2024	565,047	[d]	565,518
					9,694,619
Consumer Discretionary - 1.6%
Allen Media, Initial Term Loan, 3 Month LIBOR +5.50%		5.70	2/10/2027	280,694	[d]	280,835
AP Gaming I, First Lien Incremental Term Loan B, 3 Month LIBOR +3.50%		4.50	2/15/2024	169,565	[d]	166,439

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Floating Rate Loan Interests - 36.1% (continued)
Consumer Discretionary - 1.6% (continued)
AP Gaming I, Term Loan B-1, 3 Month LIBOR +13.00%		14.00	2/15/2024	30,155	[d]	31,964
Caesars Resort Collection, Term Loan B-1, 1 Month LIBOR +4.50%		4.61	7/20/2025	274,620	[d]	275,525
Crown Finance US, Initial Dollar Tranche Term Loan, 3 Month LIBOR +2.50%		3.50	2/28/2025	308,612	[d]	264,579
Dealer Tire, Term Loan B-1, 1 Month LIBOR +4.25%		4.36	2/5/2027	407,972	[d]	409,176
Freshworld Holding IV, Facility Term Loan B, 6 Month EURIBOR +3.75% @ Floor	EUR	3.75	10/2/2026	1,000,000	[d]	1,171,604
Landry's Finance Acquisition, 2020 Initial Term Loan, 3 Month LIBOR +12.00%		13.00	10/4/2023	16,448	[d]	18,833
Stage Entertainment, Facility Term Loan B-2, 3 Month EURIBOR +3.25% @ Floor	EUR	3.25	5/2/2026	1,000,000	[d]	1,086,706
Travel Leaders Group, 2018 Refinancing Term Loan, 1 Month LIBOR +4.00%		4.11	1/25/2024	139,360	[d]	131,041
Varsity Brands Holding, First Lien Initial Term Loan, 1 Month LIBOR +3.50%		4.50	12/15/2024	159,588	[d]	154,601
William Morris Endeavor, New Term Loan B-1, 1-3 Month LIBOR +2.75%		2.90	5/18/2025	258,621	[d]	245,079
					4,236,382
Consumer Staples - .1%
Kronos Acquisition Holdings, Tranche Term Loan B-1, 3 Month LIBOR +3.75%		4.25	12/22/2026	255,205	[d]	251,900
Diversified Financials - .1%
Tegra118 Wealth Solutions, Initial Term Loan, 3 Month LIBOR +4.00%		4.19	2/18/2027	277,900	[d]	278,131
Electronic Components - .5%
1A Smart Start, Initial Term Loan, 3 Month LIBOR +4.75%		5.75	8/19/2027	138,764	[d]	139,545
Idemia Identity & Securities, Facility Term Loan B, 3 Month EURIBOR +3.75% @ Floor	EUR	3.75	1/10/2024	1,000,000	[d]	1,170,372
					1,309,917
Energy - .6%
BCP Renaissance Parent, Initial Term Loan, 3 Month LIBOR +3.50%		4.50	11/1/2024	256,703	[d]	251,676

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Floating Rate Loan Interests - 36.1% (continued)
Energy - .6% (continued)
Brazos Delaware II, Initial Term Loan, 1 Month LIBOR +4.00%		4.11	5/29/2025	297,713	[d]	278,920
GIP III Stetson I, Initial Term Loan, 1 Month LIBOR +4.25%		4.36	7/18/2025	205,028	[d]	197,006
Traverse Midstream Partners, Advance Term Loan, 1 Month LIBOR +5.50%		6.50	9/27/2024	188,007	[d]	186,950
WaterBridge Midstream Operating, Initial Term Loan, 6 Month LIBOR +5.75%		6.75	6/21/2026	529,811	[d]	503,982
					1,418,534
Environmental Control - .1%
EnergySolutions, Initial Term Loan, 3 Month LIBOR +3.75%		4.75	5/11/2025	222,346	[d]	221,929
Packers Holdings, Initial Term Loan, 3 Month LIBOR +3.25%		4.00	3/4/2028	147,541	[d]	146,128
					368,057
Food Products - 1.6%
CJ Foods, Term Loan, 3 Month LIBOR +6.00%		7.00	3/5/2027	2,481,203	[d]	2,461,043
Froneri US, Second Lien Facility USD Term Loan, 1 Month LIBOR +5.75%		5.86	1/31/2028	408,632	[d]	415,019
Labeyrie Fine Foods, Facility Term Loan B, 3 Month EURIBOR +4.25% @ Floor	EUR	4.25	5/23/2023	1,000,000	[d]	1,170,865
					4,046,927
Food Service - .1%
TKC Holdings, First Lien Initial Term Loan, 3 Month LIBOR +3.75%		4.75	2/1/2023	220,894	[d]	216,218
Forest Products & Paper - .1%
Neenah, Retired Initial Term Loan, 1 Month LIBOR +4.00%		5.00	6/30/2027	43,414	[d]	43,523
SPA US HoldCo, Term Loan B, 1 Month LIBOR +4.00%		4.75	3/18/2028	167,353	[d]	167,562
					211,085
Health Care - 3.8%
Air Methods, Initial Term Loan, 3 Month LIBOR +3.50%		4.50	4/21/2024	305,243	[d]	296,182
Albany Molecular Research, First Lien Initial Term Loan, 3 Month LIBOR +3.25%		4.25	8/30/2024	327,964	[d]	328,315
Alphabet Holding, First Lien Initial Term Loan, 1 Month LIBOR +3.50%		3.61	9/28/2024	171,569	[d]	170,618

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Floating Rate Loan Interests - 36.1% (continued)
Health Care - 3.8% (continued)
Alphabet Holding, Second Lien Initial Term Loan, 1 Month LIBOR +7.75%		7.86	8/15/2025	85,000	[d]	85,334
Auris Luxembourg III, Facility Term Loan B-1, 6 Month EURIBOR +4.00% @ Floor	EUR	4.00	2/21/2026	1,000,000	[d]	1,161,999
Auris Luxembourg III, Facility Term Loan B-2, 1 Month LIBOR +3.75%		3.86	2/21/2026	512,083	[d]	498,001
Cerebro Bidco GmbH, Facility Term Loan B-1, 3 Month EURIBOR +4.25% @ Floor	EUR	4.25	12/11/2027	633,857	[d]	747,349
Cerebro BidCo GmbH, Facility Term Loan B-2, 3 Month EURIBOR +4.25% @ Floor	EUR	4.25	12/11/2027	366,143	[d]	431,701
CPI Holdco, First Lien Term Loan B-1, 1 Month LIBOR +4.00%		4.11	11/4/2026	191,782	[d]	191,854
Da Vinci Purchaser, First Lien Initial Term Loan, 3 Month LIBOR +4.00%		5.00	1/8/2027	346,483	[d]	347,132
Dentalcorp Health Service, Initial Term Loan, 1 Month LIBOR +3.75%		4.75	6/6/2025	307,198	[d]	305,278
eResearchTechnology, 2021 Incremental Term Loan, 1 Month LIBOR +4.50%		5.50	2/4/2027	155,578	[d]	155,967
Femur Buyer, First Lien Initial Term Loan, 3 Month LIBOR +4.50%		4.75	3/5/2026	404,132	[d]	387,462
Gainwell Acquisition, Term Loan B, 3 Month LIBOR +4.00%		4.75	10/1/2027	344,981	[d]	344,118
Global Medical Response, 2020 Term Loan, 3 Month LIBOR +4.75%		5.75	10/2/2025	179,550	[d]	179,258
Hera, Facility Term Loan B, 3 Month EURIBOR +3.50% @ Floor	EUR	3.50	9/20/2024	2,000,000	[d]	2,227,485
MED ParentCo, First Lien Delayed Draw Term Loan, 1 Month LIBOR +4.25%		4.36	8/31/2026	122,243	[d,f]	121,469
MED ParentCo, First Lien Initial Term Loan, 1 Month LIBOR +4.25%		4.36	8/31/2026	487,467	[d]	484,381
MED ParentCo, First Lien Second Amendment Additional Term Loan, 1 Month LIBOR +6.25%		7.25	8/31/2026	51,740	[d]	51,934
Pathway Vet Alliance, 2021 Replacement Term Loan, 1 Month LIBOR +3.75%		3.86	3/31/2027	142,643	[d]	142,003

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Floating Rate Loan Interests - 36.1% (continued)
Health Care - 3.8% (continued)
PetVet Care Centers, 2021 First Lien New Term Loan, 1 Month LIBOR +3.50%		4.25	2/15/2025	278,780	[d]	278,536
Pluto Acquisition I, First Lien 2020 Incremental Term Loan, 1 Month LIBOR +5.00%		5.50	6/20/2026	139,519	[d]	140,042
Surgery Center Holdings, 2020 Incremental Term Loan, 1 Month LIBOR +8.00%		9.00	8/31/2024	89,100	[d]	91,356
Surgery Center Holdings, Initial Term Loan, 1 Month LIBOR +3.25%		4.25	8/31/2024	312,722	[d]	310,230
US Anesthesia Partners, First Lien Initial Term Loan, 3 Month LIBOR +3.00%		4.00	6/23/2024	298,124	[d]	294,749
					9,772,753
Industrial - 2.8%
Brand Industrial Services, Initial Term Loan, 3 Month LIBOR +4.25%		5.25	6/21/2024	219,976	[d]	217,035
Pro Mach Group, First Lien Third Amendment Incremental Term Loan, 1-6 Month LIBOR +3.50%		4.50	3/7/2025	112,722	[d]	112,581
Qualtek USA, Tranche Term Loan B, 3 Month LIBOR +6.25%		7.25	7/18/2025	4,977,047	[d]	4,794,564
Radar Bidco, Initial Term Loan, 3 Month EURIBOR +8.00% @ Floor	EUR	8.00	12/16/2024	1,000,000	[d]	1,237,568
Titan Acquisition, Initial Term Loan, 3 Month LIBOR +3.00%		3.27	3/28/2025	348,262	[d]	341,786
VAC Germany Holding GmbH, Term Loan B, 3 Month LIBOR +4.00%		5.00	3/8/2025	265,888	[d]	218,028
Ventia Deco, 2019 Refinancing Term Loan B, 3 Month LIBOR +4.00%		5.00	5/21/2026	119,310	[d]	119,608
Yak Access, First Lien Initial Term Loan, 1 Month LIBOR +5.00%		5.11	7/11/2025	238,239	[d]	218,932
					7,260,102
Information Technology - 3.8%
AI Avocado, Facility Term Loan B-4, 1 Month EURIBOR +4.25% @ Floor	EUR	4.25	9/18/2024	946,081	[d]	1,112,637
Ascend Learning, Incremental Term Loan, 1 Month LIBOR +3.75%		4.75	7/12/2024	126,138	[d]	126,375
Athenahealth, Additional Term Loan B-1, 3 Month LIBOR +4.25%		4.45	2/11/2026	131,363	[d]	131,856
Boxer Parent, 2021 Replacement Dollar Term Loan, 1 Month LIBOR +3.75%		3.86	10/2/2025	656,864	[d]	654,887

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Floating Rate Loan Interests - 36.1% (continued)
Information Technology - 3.8% (continued)
Boxer Parent, 2021 Replacement EURO Term Loan, 3 Month EURIBOR +4.00% @ Floor	EUR	4.00	10/2/2025	998,066	[d]	1,171,754
Concorde Lux, Term Loan B, 3 Month EURIBOR +4.00% @ Floor	EUR	4.00	3/1/2028	1,000,000	[d]	1,175,638
CT Technologies, Initial Term Loan, 1 Month LIBOR +5.00%		6.00	12/16/2025	153,647	[d]	154,095
DCert Buyer, First Lien Initial Term Loan, 1 Month LIBOR +4.00%		4.11	10/16/2026	331,549	[d]	331,388
DCert Buyer, Second Lien Initial Term Loan, 1 Month LIBOR +7.00%		7.11	2/16/2029	200,000	[d]	201,876
Ecl Entertainment, Term Loan, 1 Month LIBOR +8.00%		9.00	3/31/2028	137,079	[d]	135,709
Finastra USA, First Lien Dollar Term Loan, 3-6 Month LIBOR +3.50%		4.50	6/13/2024	637,669	[d]	625,865
Greeneden US Holdings II, Dollar Term Loan B-4, 1 Month LIBOR +4.00%		4.75	12/1/2027	176,957	[d]	177,134
Ivanti Software, First Amendment Term Loan, 1 Month LIBOR +4.00%		4.75	12/1/2027	174,789	[d]	174,440
Ivanti Software, First Lien Initial Term Loan, 3 Month LIBOR +4.75%		5.75	12/1/2027	201,589	[d]	202,660
Mitchell International, First Lien Initial Term Loan, 3 Month LIBOR +3.25%		3.36	12/1/2024	265,888	[d]	262,103
Quest Software US Holdings, First Lien Initial Term Loan, 3 Month LIBOR +4.25%		4.46	5/18/2025	363,624	[d]	363,917
Software Luxembourg Acquisition, Second Out Term Loan, 3 Month LIBOR +7.50%		8.50	4/27/2025	1,788,094	[d]	1,787,343
Software Luxembourg Acquisition, Senior Secured Term Loan, 3 Month LIBOR +7.50%		8.50	12/27/2024	542,639	[d]	557,562
Thoughtworks, Initial Term Loan, 1 Month LIBOR +3.25%		3.75	3/19/2028	82,605	[d]	82,536
TIBCO Software, Term Loan B-3, 1 Month LIBOR +3.75%		3.86	7/3/2026	256,224	[d]	253,502
Ultimate Software Group, Second Lien Initial Term Loan, 3 Month LIBOR +6.75%		7.50	5/3/2027	10,045	[d]	10,329
Waystar Technologies, 2021 Replacement Term Loan, 1 Month LIBOR +4.00%		4.11	10/22/2026	55,898	[d]	56,073
					9,749,679

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Floating Rate Loan Interests - 36.1% (continued)
Insurance - 2.7%
AssuredPartners, 2020 June Incremental Term Loan, 1 Month LIBOR +4.50%		5.50	2/13/2027	59,684	[d]	59,901
Asurion, Second Lien Term Loan B-3, 1 Month LIBOR +5.25%		5.36	2/3/2028	753,367	[d]	768,340
Hestia Holding, Facility Term Loan B, 3 Month EURIBOR +4.00% @ Floor	EUR	4.00	6/30/2027	1,000,000	[d]	1,179,818
Mayfield Agency Borrower, First Lien Term Loan B, 1-3 Month LIBOR +4.50%		4.61	2/28/2025	577,662	[d]	571,281
Sedgwick Claims Management Services, 2019 New Term Loan, 1 Month LIBOR +3.75%		3.86	9/3/2026	435,285	[d]	433,629
Sedgwick Claims Management Services, 2020 Term Loan, 1 Month LIBOR +4.25%		5.25	9/3/2026	14,281	[d]	14,331
Selectquote, Initial Term Loan, 1 Month LIBOR +5.00%		5.75	11/5/2024	3,823,529	[d,g]	3,842,647
					6,869,947
Internet Software & Services - 3.4%
Endure Digital, Initial Term Loan, 6 Month LIBOR +3.50%		4.25	2/10/2028	410,000	[d]	406,412
Infinitas Learning, Facility Term Loan B-4, 6 Month EURIBOR +4.25% @ Floor	EUR	4.25	5/3/2024	2,000,000	[d]	2,357,854
ION Trading Finance, Initial Dollar Term Loan, 1 Month LIBOR +4.75% @ Floor		4.75	3/26/2028	130,000	[d]	130,163
ION Trading Finance, Initial Euro Term Loan, 1 Month EURIBOR +3.25%	EUR	4.25	11/21/2024	1,963,362	[d]	2,306,096
ION Trading Finance, Initial Euro Term Loan, 3 Month EURIBOR +4.25% @ Floor	EUR	4.25	3/26/2028	2,000,000	[d]	2,346,573
ION Trading Finance, Retired Initial Dollar Term Loan, 1 Month LIBOR +4.00%		5.00	11/21/2024	107,153	[d]	107,348
PUG, USD Term Loan B, 1 Month LIBOR +3.50%		3.61	2/13/2027	149,244	[d]	144,580
Trader, Senior Secured First Lien Term Loan, 1 Month LIBOR +3.00%		4.00	9/28/2023	170,000	[d]	169,788
WeddingWire, First Lien Initial Term Loan, 3 Month LIBOR +4.50%		4.71	12/21/2025	736,809	[d]	732,049
					8,700,863

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Floating Rate Loan Interests - 36.1% (continued)
Materials - 2.2%
Ball Metalpack Finco, First Lien Initial Term Loan, 3 Month LIBOR +4.50%		4.69	7/31/2025	431,822	[d]	430,970
Charter NEX US, First Lien Term Loan, 1 Month LIBOR +4.25%		5.00	12/1/2027	49,618	[d]	49,782
Fort Dearborn Holding, First Lien Initial Term Loan, 1 Month LIBOR +4.00%		5.00	10/19/2023	173,640	[d]	173,749
Graham Packaging, New Term Loan, 1 Month LIBOR +3.00%		3.75	8/4/2027	87,685	[d]	87,251
IFCO Management GmbH, Facility Term Loan B-1A, 6 Month EURIBOR +3.25% @ Floor	EUR	3.25	5/31/2026	1,000,000	[d]	1,172,940
LABL, Facility Euro Term Loan B, 1 Month EURIBOR +4.25% @ Floor	EUR	4.25	7/2/2026	2,000,000	[d]	2,351,263
Mauser Packaging Solutions Holding, Initial Term Loan, 3 Month LIBOR +3.25%		3.44	4/3/2024	112,126	[d]	109,898
Plaze, Initial Term Loan, 1 Month LIBOR +3.50%		3.61	8/3/2026	411,684	[d]	408,084
Proampac PG Borrower, 2020-1 Term Loan, 1-3 Month LIBOR +4.00%		5.00	11/3/2025	275,344	[d]	275,572
Tecostar Holdings, 2017 First Lien Term Loan, 3 Month LIBOR +3.50%		4.50	5/1/2024	490,417	[d]	483,570
Tosca Services, 2021 Refinancing Term Loan, 1 Month LIBOR +3.50%		4.25	8/18/2027	158,929	[d]	159,327
					5,702,406
Media - 1.7%
Banijay Group US Holding, Facility USD Term Loan B, 1 Month LIBOR +3.75%		3.85	3/1/2025	212,272	[d]	210,590
Gamma Infrastructure III, Facility Term Loan B, 1 Month EURIBOR +3.50% @ Floor	EUR	3.50	1/9/2025	1,000,000	[d]	1,169,768
iHeartCommunications, Second Amendment Incremental Term Loan, 1 Month LIBOR +4.00%		4.75	5/1/2026	129,729	[d]	130,134
Meredith, Tranche Term Loan B-3, 3 Month LIBOR +4.25%		5.25	1/31/2025	213,949	[d]	217,904
NEP Europe Finco, Initial Euro Term Loan, 3 Month EURIBOR +3.50% @ Floor	EUR	3.50	10/20/2025	1,964,824	[d]	2,234,069
NEP Group, First Lien Initial Dollar Term Loan, 1 Month LIBOR +3.25%		3.36	10/20/2025	143,532	[d]	139,664

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Floating Rate Loan Interests - 36.1% (continued)
Media - 1.7% (continued)
WideOpenWest Finance, Refinancing Term Loan B, 1 Month LIBOR +3.25%		4.25	8/19/2023	327,287	[d]	327,186
					4,429,315
Retailing - 1.0%
BBD Bidco, Facility Term Loan B-1, 1 Month GBPLIBOR +4.75%	GBP	4.84	11/7/2026	1,000,000	[d]	1,374,664
Great Outdoors Group, Term Loan B-1, 6 Month LIBOR +4.25%		5.00	3/5/2028	295,934	[d]	296,785
LBM Acquisition, Delayed Draw Term Loan, 1 Month LIBOR +3.75%		4.50	12/17/2027	28,569	[d,f]	28,496
LBM Acquisition, First Lien Initial Term Loan, 3 Month LIBOR +3.75%		4.50	12/17/2027	128,559	[d]	128,233
Park River Holdings, Initial Term Loan, 3 Month LIBOR +3.25%		4.00	12/28/2027	203,176	[d]	202,335
PetSmart, Initial Term Loan, 3 Month LIBOR +3.75%		4.50	2/12/2028	125,600	[d]	125,581
Staples, 2019 Refinancing New Term Loan B-1, 3 Month LIBOR +5.00%		5.21	4/12/2026	195,976	[d]	191,513
Talbots, First Lien Initial Term Loan, 3 Month LIBOR +7.00%		8.00	11/28/2022	284,003	[d]	216,789
Woof Holdings, First Lien Initial Term Loan, 3 Month LIBOR +3.75%		4.50	12/21/2027	101,225	[d]	100,972
					2,665,368
Semiconductors & Semiconductor Equipment - .4%
Natel Engineering, Initial Term Loan, 1-6 Month LIBOR +5.00%		5.50	4/30/2026	692,193	[d]	661,044
Ultra Clean Holdings, Second Amendment Term Loan B, 1 Month LIBOR +3.75% @ Floor		3.75	8/27/2025	37,439	[d]	37,580
Ultra Clean Holdings, Term Loan B, 1 Month LIBOR +4.50%		4.61	8/27/2025	231,436	[d]	232,304
					930,928
Technology Hardware & Equipment - .4%
Access CIG, First Lien Term Loan B, 1 Month LIBOR +3.75%		3.87	2/27/2025	172,775	[d]	171,633
Everi Payments, Term Loan, 1 Month LIBOR +10.50%		11.50	5/9/2024	283,065	[d]	298,634
Perforce Software, Term Loan, 1 Month LIBOR +3.75%		3.86	7/1/2026	295,509	[d]	293,108
Redstone Buyer, Initial Term Loan, 3 Month LIBOR +5.00%		6.00	9/1/2027	171,137	[d]	171,956

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Floating Rate Loan Interests - 36.1% (continued)
Technology Hardware & Equipment - .4% (continued)
VeriFone Systems, First Lien Initial Term Loan, 3 Month LIBOR +4.00%	4.18	8/20/2025	202,636	[d]	198,189
				1,133,520
Telecommunication Services - .4%
CCI Buyer, First Lien Initial Term Loan, 3 Month LIBOR +4.00%	4.75	12/17/2027	162,435	[d]	162,868
Connect Finco, Amendment No. 1 Refinancing Term Loan, 1 Month LIBOR +3.50%	4.50	12/12/2026	263,867	[d]	263,345
Cyxtera DC Holdings, First Lien Initial Term Loan, 3 Month LIBOR +3.00%	4.00	5/1/2024	163,269	[d]	157,072
MTN Infrastructure TopCo, 2020 Incremental Term Loan, 1 Month LIBOR +4.00%	5.00	11/17/2024	35,341	[d]	35,457
West, Initial Term Loan B, 3 Month LIBOR +4.00%	5.00	10/10/2024	475,789	[d]	461,646
				1,080,388
Utilities - .5%
Astoria Energy, Advance Term Loan B, 3 Month LIBOR +3.50%	4.50	12/10/2027	109,733	[d]	109,988
Eastern Power, Term Loan B, 3 Month LIBOR +3.75%	4.75	10/2/2025	490,000	[d]	463,388
EFS Cogen Holdings I, Advance Term Loan B, 3 Month LIBOR +3.50%	4.50	10/1/2027	276,177	[d]	275,562
Helix Gen Funding, Term Loan, 1 Month LIBOR +3.75%	4.75	6/3/2024	439,943	[d]	435,207
				1,284,145
Total Floating Rate Loan Interests (cost $91,621,710)			93,576,168
			Shares	[b]
Common Stocks - 1.1%
Information Technology - 1.1%
SkillSoft, Cl. A (cost $2,285,965)			16,747	[g,h]	2,930,725

Warrants - .0%
Consumer Discretionary - .0%
Cineworld Warrants (cost $0)		2/28/2025	17,341		14,929

Description	1-Day Yield (%)	Shares	[b] Value ($)
Investment Companies - 3.7%
Registered Investment Companies - 3.7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $9,749,804)	0.06	9,749,804	[i] 9,749,804
Total Investments (cost $330,433,301)		134.6%	349,320,239
Liabilities, Less Cash and Receivables		(34.6%)	(89,853,728)
Net Assets		100.0%	259,466,511

EURIBOR—Euro Interbank Offered Rate

LIBOR—London Interbank Offered Rate

PRIME—Prime Lending Rate

EUR—Euro

GBP—British Pound

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security, or portion thereof, has been pledged as collateral for the fund’s Revolving Credit and Security Agreement.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2021, these securities were valued at $214,598,413 or 82.71% of net assets.

d Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

e Collateralized Loan Obligations Equity Positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. The estimated yield and investment cost may ultimately not be realized.

f Investment, or portion of investment, represents an unfunded floating note loan interest outstanding.

g The fund held Level 3 securities at March 31, 2021. These securities were valued at $6,773,372 or 2.61% of net assets.

h Non-income producing security.

i Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Collateralized Loan Obligations	52.0
Consumer, Non-cyclical	16.0
Consumer, Cyclical	12.8
Industrial	12.0
Communications	10.8
Financial	7.2
Technology	6.9
Energy	6.8
Basic Materials	5.5
Investment Companies	3.7
Utilities	.9
134.6

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 3/31/20 ($)	Purchases ($)†	Sales ($)	Value 3/31/21 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	18,176,517	192,897,557	(201,324,270)	9,749,804	3.7	10,328

† Includes reinvested dividends/distributions.

See notes to financial statements.

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS March 31, 2021

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Goldman Sachs
United States Dollar	11,369,372	Euro	9,640,000	4/30/2021	57,507
Euro	300,000	United States Dollar	357,020	4/1/2021	(5,203)
United States Dollar	2,486,403	British Pound	1,800,000	4/30/2021	4,671
United States Dollar	112,992,034	Euro	94,910,000	4/19/2021	1,647,219
United States Dollar	13,246,225	British Pound	9,530,000	4/19/2021	107,334
Gross Unrealized Appreciation					1,816,731
Gross Unrealized Depreciation					(5,203)

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2021

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	320,683,497	339,570,435
Affiliated issuers	9,749,804	9,749,804
Cash		360,561
Cash denominated in foreign currency	11,240,222	11,242,383
Dividends and interest receivable		3,870,947
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		1,816,731
Receivable for investment securities sold		1,786,050
Prepaid expenses on loan fees—Note 2		333,663
Prepaid expenses		49,234
		368,779,808
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		1,116,006
Loan payable—Note 2		93,000,000
Payable for investment securities purchased		10,535,946
Distributions payable		4,413,518
Interest and loan fees payable—Note 2		8,279
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		5,203
Directors’ fees and expenses payable		1,380
Other accrued expenses		232,965
		109,313,297
Net Assets ($)		259,466,511
Composition of Net Assets ($):
Paid-in capital		252,384,723
Total distributable earnings (loss)		7,081,788
Net Assets ($)		259,466,511

Shares Outstanding
(100 million shares of $.001 par value Common Stock authorized)	2,522,010
Net Asset Value Per Share ($)	102.88

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended March 31, 2021

Investment Income ($):
Income:
Interest	25,608,300
Dividends:
Unaffiliated issuers	823,060
Affiliated issuers	10,169
Total Income	26,441,529
Expenses:
Management fee—Note 3(a)	4,313,772
Interest expense and loan fees—Note 2	1,941,156
Professional fees	340,914
Custodian fees—Note 3(b)	56,354
Directors’ fees and expenses—Note 3(c)	42,912
Shareholders’ reports	21,924
Shareholder servicing costs	15,713
Chief Compliance Officer fees—Note 3(b)	8,893
Registration fees	1,560
Miscellaneous	286,207
Total Expenses	7,029,405
Investment Income—Net	19,412,124
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(4,865,676)
Net realized gain (loss) on forward foreign currency exchange contracts	(5,560,540)
Capital gain distributions from affiliated issuers	159
Net Realized Gain (Loss)	(10,426,057)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	95,643,163
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	216,463
Net Change in Unrealized Appreciation (Depreciation)	95,859,626
Net Realized and Unrealized Gain (Loss) on Investments	85,433,569
Net Increase in Net Assets Resulting from Operations	104,845,693

See notes to financial statements.

STATEMENT OF CASH FLOWS

Year Ended March 31, 2021

Cash Flows from Operating Activities ($):
Purchases of portfolio securities	(182,422,267)
Proceeds from sales of portfolio securities	185,528,369
Net purchase (sales) of short-term securities	8,427,798
Dividends and interest received	26,641,496
Interest and loan fees paid	(2,426,815)
Paid to BNY Mellon Investment Adviser, Inc.	(4,168,463)
Operating expenses paid	(637,882)
Net realized gain (loss) from forward foreign currency
exchange contracts transactions	(5,560,540)
Net Cash Provided (or Used) in Operating Activities		25,381,696
Cash Flows from Financing Activities ($):
Dividends paid to shareholders	(19,781,438)
Cost of shares redeemed	(12,875,152)
Increase in loan outstanding	5,000,000
Net Cash Provided (or Used) in Financing Activities		(27,656,590)
Effect of Foreign Exchange Rate Changes on Cash		(21,397)
Net Increase (Decrease) in Cash		(2,296,291)
Cash and cash denominated in foreign currency at beginning of period		13,899,235
Cash and Cash Denominated in Foreign Currency at End of Period		11,602,944
Reconciliation of Net Increase (Decrease) in Net Assets
Resulting from Operations to Net Cash Provided
by Operating Activities ($):
Net Increase in Net Assets Resulting From Operations		104,845,693
Adjustments to Reconcile Net Increase in Net Assets
Resulting from Operations to Net Cash
Provided (or Used) in Operating Activities ($):
Increase in investments in securities at cost		7,473,942
Decrease in dividends and interest receivable		199,967
Decrease in receivable for investment securities sold		5,096,624
Decrease in prepaid expenses		89,219
Increase in Due to BNY Mellon Investment Adviser, Inc. and affiliates		145,309
Increase in payable for investment securities purchased		3,050,429
Decrease in interest and loan fees payable		(151,996)
Increase in prepaid expenses on loan fees		(333,663)
Decrease in Directors' fees and expenses payable		(2,446)
Increase in other accrued expenses		49,822
Net change in unrealized (appreciation) depreciation on investments		(95,859,626)
Net amortization of premiums on investments		778,422
Net Cash Provided (or Used) in Operating Activities		25,381,696

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31,
	2021	2020[a]
Operations ($):
Investment income—net	19,412,124	8,736,563
Net realized gain (loss) on investments	(10,426,057)	(2,971,215)
Net change in unrealized appreciation (depreciation) on investments	95,859,626	(75,063,395)
Net Increase (Decrease) in Net Assets Resulting from Operations	104,845,693	(69,298,047)
Distributions ($):
Distributions to shareholders	(18,888,954)	(9,617,129)
Capital Stock Transactions ($):
Net proceeds from shares sold	-	265,200,100
Cost of shares redeemed	(12,875,152)	-
Increase (Decrease) in Net Assets from Capital Stock Transactions	(12,875,152)	265,200,100
Total Increase (Decrease) in Net Assets	73,081,587	186,284,924
Net Assets ($):
Beginning of Period	186,384,924	100,000
End of Period	259,466,511	186,384,924
Capital Share Transactions (Shares):
Initial Shares	-	1,000
Shares sold	-	2,652,001
Shares redeemed	(130,991)	-
Net Increase (Decrease) in Shares Outstanding	(130,991)	2,653,001

[a]	From August 30, 2019 (commencement of operations) to March 31, 2020.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended March 31,
	2021	2020[a]
Per Share Data ($):
Net asset value, beginning of period	70.25	100.00
Investment Operations:
Investment income—net[b]	7.39	3.29
Net realized and unrealized gain (loss) on investments	32.49	(29.41)
Total from Investment Operations	39.88	(26.12)
Distributions:
Dividends from investment income—net	(7.25)	(3.63)
Net asset value, end of period	102.88	70.25
Total Return (%)	57.72	(26.60)[c]
Ratios/Supplemental Data (%)
Ratio of total expenses to average net assets	2.85	2.56[d]
Ratio of interest expense and loan fees to average net assets	.79	.84[d]
Ratio of net investment income to average net assets	7.86	5.67[d]
Portfolio Turnover Rate	56.47	34.44[c]
Net Assets, end of period ($ x 1,000)	259,467	186,385
Average borrowings outstanding ($ x 1,000)	89,597	35,321
Weighted average number of fund
shares outstanding ($ x 1,000)	2,625	2,653
Average amount of debt per share ($)	34.13	13.31

a From August 31, 2019 (commencement of operations) to March 31, 2020.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”) as a non-diversified closed-end management investment company. The fund has a limited term of approximately six years. The fund’s investment objective is to seek to provide total return consisting of high current income and capital appreciation. The fund will terminate at the close of business on August 30, 2025, the sixth anniversary of the closing date of the fund’s initial public offering (the “Termination Date”), although the fund’s Board of Directors (the “Board”) may choose to commence the liquidation and termination of the fund prior to the Termination Date. The Board may also, in its sole discretion and without shareholder approval, extend the Termination Date by up to one year to a date on or before August 30, 2026, the seventh anniversary of the fund’s initial public offering, which date shall then become the Termination Date. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Alcentra NY, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and affiliate of the Adviser, serves as the fund’s sub-investment adviser.

The fund determines its net asset value quarterly for purposes of compliance with the Act, although it also calculates and publishes a daily net asset value. Shareholders are not able to transact in the fund’s shares on a daily basis and, as a result, should consider the daily net asset value provided by the fund for informational purposes only. Shareholders should not rely on third-party information that uses the published daily net asset value to calculate the fund’s performance. The fund’s performance, based on its quarterly net asset value, will be provided in the fund’s reports to shareholders.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS (continued)

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in debt securities, equity securities and floating rate loan interests, excluding short-term investments (other than U.S. Treasury Bills), and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each Service and independent valuation firm is engaged under the general oversight of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Certain of the fund’s investments will be fair valued by the Board in accordance with valuation procedures approved by the Board. Those portfolio valuations will be based on unobservable inputs and certain assumptions about how market participants would price the instrument. The fund expects that inputs into the determination of fair value of those investments will require significant management judgment or estimation. Because valuations may fluctuate over short periods of time and may be based on estimates, fair value determinations may differ materially from the value received in an actual transaction. Additionally, valuations of private securities and private companies are inherently uncertain. The fund’s net asset value could be adversely affected if the fund’s determinations regarding the fair value of those investments were materially higher or lower than the values that it ultimately realize upon the disposal of such investments. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

NOTES TO FINANCIAL STATEMENTS (continued)

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2021 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Collateralized Loan Obligations	-	134,933,819	-	134,933,819
Corporate Bonds	-	108,114,794	-	108,114,794
Equity Securities - Common Stocks	-	-	2,930,725	2,930,725
Floating Rate Loan Interests	-	89,733,521	3,842,647	93,576,168
Investment Companies	9,749,804	-	-	9,749,804
Warrants	-	14,929	-	14,929
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	1,816,731	-	1,816,731
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	(5,203)	-	(5,203)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Floating Rate Loan Interests and Equity Securities – Common Stocks ($)
Balance as of 3/31/2020	10,736,449
Realized gain (loss)	(61,566)
Change in unrealized appreciation (depreciation)	1,479,303
Purchases/Issuances	113,621
Sales/Dispositions	(3,146,839)
Transfers into Level 3†	2,930,725
Transfers out of Level 3†	(5,278,321)
Balance as of 3/31/2021††	6,773,372
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to investments still held at 3/31/2021	1,038,877

† Transfers into or out of Level 3 represent the value at the date of transfer. The transfers into Level 3 for the current period was due to the lack of observable inputs. The transfers out of Level 3 for the current period was due to the observability of certain significant inputs.

†† Securities deemed as Level 3 due to the lack of observable inputs by management assessment.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis. Interest income from investments in collateralized loan obligations (“CLOs”) equity is recorded based upon an effective yield to maturity

NOTES TO FINANCIAL STATEMENTS (continued)

utilizing assumed cash flows. The Adviser monitors the expected cash flows from its CLOs equity investments and effective yield is determined and adjusted as needed.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: An investment in the fund is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in Common Shares represents an indirect investment in the credit instruments and other investments and assets owned by the fund. The value of the fund’s portfolio investments may move up or down, sometimes rapidly and unpredictably. The value of the instruments in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel and imposing prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund has significant investments in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors.

The fund invests primarily in credit instruments, which are subject to credit risk. Credit risk is the risk that one or more credit instruments in the fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the instrument experiences a decline in its financial status. Losses may occur because the market value of a credit instrument is affected by the creditworthiness or perceived creditworthiness of the issuer and by general economic and specific industry conditions and the fund’s investments will often be subordinate to other debt in the issuer’s capital structure. Because the fund generally expects to invest a significant portion of its Managed Assets (as defined below) in below investment grade instruments, it will be exposed to a greater amount of credit risk than a fund which invests in investment grade securities. The prices of below investment grade instruments are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of investment grade instruments, which may reduce the fund's net asset value.

The fund invests in floating rate loan interests. The floating rate loans in which the fund invests typically are below investment grade quality, and inherently speculative. In the event of the bankruptcy or insolvency of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing the borrower’s loan.

The fund invests in CDOs, including CLOs. CDOs may be thinly traded or have a limited trading market. CDOs, such as CLOs, are typically privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CLOs and other types of CDOs may be characterized by the fund as illiquid securities, especially investments in mezzanine and subordinated/equity tranches of CLOs; however, an active dealer market may exist for certain investments and more senior CLO tranches, which would allow such securities to be considered liquid in some circumstances. In addition to the general risks associated with credit instruments discussed herein, CLOs and other types of CDOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the class of CLO or CDO held by the fund is subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

The fund may directly originate loans as part of its Direct Lending Strategy. The Direct Lending Strategy seeks to generate attractive returns by lending to “middle market” businesses. Investing in middle market companies involves a number of significant risks, including but not limited to the following: (i) they may have limited financial resources and may be unable to meet their debt obligations, which may be accompanied by a

NOTES TO FINANCIAL STATEMENTS (continued)

deterioration in the value of any collateral and a reduction in the likelihood of the fund’s realizing any guarantees the fund may have obtained in connection with an investment; (ii) they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns; (iii) they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the issuer; (iv) they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; (v) changes in laws and regulations, as well as their interpretations, may adversely affect the business, financial structure or prospects of middle market companies; and (vi) they may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

There also is generally little public information about privately-held middle market companies. These middle market companies and their financial information generally are not subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, and other regulations that govern public companies, and the fund may be unable to uncover all material information about these companies, which may prevent the Sub-Adviser from making a fully informed investment decision and cause the fund to lose money on its investments.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. To permit the fund to maintain a more stable quarterly distribution, the fund may from time to time distribute less than the entire amount of income earned in a particular period. Any such undistributed income would be available to supplement future distributions. As a result, the distributions paid by the fund for any particular quarterly period may be more or less than the amount of income actually earned by the fund during that period. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

On February 25, 2021, the Board declared a cash dividend of $1.75 per share from undistributed investment income-net, payable on April 1, 2021 to Shareholders of record as of the close of business on March 11, 2021. The ex-dividend date was March 10, 2021.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2021, the fund did not incur any interest or penalties.

Each tax year in the two-year period ended March 31, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At March 31, 2021, the components of accumulated earnings on a tax basis were as follows: ordinary income $10,014,878, accumulated capital losses $9,617,611 and unrealized appreciation $11,098,039.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to March 31, 2021. These short-term capital losses can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal period ended March 31, 2021 and March 31, 2020 was as follows: ordinary income $18,888,954 and $9,617,129, respectively.

During the period ended March 31, 2021, as a result of permanent book to tax differences, primarily due to excise tax paid, the fund increased total distributable earnings (loss) by $40,225 and decreased paid-in capital by the

NOTES TO FINANCIAL STATEMENTS (continued)

same amount. Net assets and net asset value per share were not affected by this reclassification.

(h) Share repurchases: The fund commenced conducting tender offers in October 2020. As disclosed in its prospectus, beginning approximately one year after the completion of the fund’s initial public offering and ending upon the adoption by the Board of a plan of liquidation, the fund intends, but is not obligated, to conduct quarterly tender offers for up to 2.5% of its shares of common stock then outstanding in the sole discretion of the Board. Any tender offer will be made, and shareholders will be notified, in accordance with the requirements of the Act and the Securities Exchange Act of 1934, as amended. When the fund conducts a tender offer, shareholders should read carefully the tender offer documents once they are filed with the SEC and become available, as they will contain important information about the offer.

During the period, the fund conducted two quarterly tender offers, one in the fourth quarter of 2020 and one in the first quarter of 2021. The final results of those tender offers were as follows:

Tendered Offer Period	Number of Shares Tendered	Number of Tendered Shares Purchased	Pro- Ration Factor	Purchase Price*
October 14, 2020 – November 12, 2020	205,585	66,325	0.32269	$94.81
January 20, 2021 – February 18, 2021	187,943	64,666	0.34437	$101.86

* Purchases Price is equal to 100% of the fund’s net asset value per share as of September 30, 2020 for fourth quarter of 2020 and as of December 31, 2020 for first quarter of 2021.

(i) New accounting pronouncements: In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), and in January 2021, the FASB issued Accounting Standards Update 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 and ASU 2021-01 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform. Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

NOTE 2—Borrowings:

On September 15, 2020, the fund’s $132,000,000 Revolving Credit and Security Agreement with Societe Generale (the “Agreement”) was amended to, among other things, extend the scheduled maturity date of the Agreement to September 6, 2022 (or the prior business day, as necessary). Under the terms of the Agreement, the fund may borrow “Advances” (including Eurodollar Rate Advances). The interest paid by the fund on such Advances is determined with reference to the principal amount of each Advance (and/or Eurodollar Rate Advance) outstanding from time to time. The fund also paid additional fees pursuant to the Agreement. During the period ended March 31, 2021, total fees pursuant to the Agreement amounted to $1,941,156 inclusive of $1,524,853 of interest expenses and $416,303 of loan fees.

The average amount of borrowings outstanding under the Agreement during the period ended March 31, 2021 was $89,597,260, with a related weighted average annualized interest rate of 1.70%. The fund’s borrowings under the Agreement are secured by its portfolio holdings.

NOTE 3—Investment Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an Investment Management Agreement with the Adviser, the management fee is computed at the annual rate of 1.25% of the value of the fund’s “Managed Assets” determined as of the last day of each quarter, and is payable quarterly in arrears. “Managed Assets” of the fund means the total assets of the fund, including any assets attributable to leverage (i.e., any loans from certain financial institutions and/or the issuance of debt securities (collectively, “Borrowings”), preferred stock or other similar preference securities (“Preferred Shares”), or the use of derivative instruments that have the economic effect of leverage), minus the fund’s accrued liabilities, other than any liabilities or obligations attributable to leverage obtained through (i) indebtedness of any type (including, without limitation, Borrowings), (ii) the issuance of Preferred Shares, and/or (iii) any other means, all as determined in accordance with generally accepted accounting principles.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a fee at the annual rate of .625% of the value of the fund’s Managed Assets determined as of the last day of each quarter, and payable quarterly in arrears.

NOTES TO FINANCIAL STATEMENTS (continued)

(b) The fund compensates The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets and transaction activity. During the period ended March 31, 2021, the fund was charged $56,354 pursuant to the custody agreement.

The fund has an arrangement with the custodian whereby the fund will receive interest income or overdraft fees when cash balances are maintained. These fees, if any, are included in interest income in the Statement of Operations.

During the period ended March 31, 2021, the fund was charged $8,893 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $1,092,656, custodian fees of $20,991 and Chief Compliance Officer fees of $2,359.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and forward contracts, during the period ended March 31, 2021, amounted to $185,130,606 and $182,696,013, respectively.

Floating Rate Loan Interests: Floating rate instruments are loans and other securities with interest rates that adjust or “float” periodically. Floating rate loans are made by banks and other financial institutions to their corporate clients. The rates of interest on the loans adjust periodically by reference to a base lending rate, such as the LIBOR plus a premium or credit spread. Floating rate loans reset on periodic set dates, typically 30 to 90 days, but not to exceed one year. The fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

The fund may enter into certain credit agreements all or a portion of which may be unfunded. The fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Statement of Investments. At March 31, 2021, the fund had sufficient cash and/or securities to cover these commitments.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended March 31, 2021 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward Contracts open at March 31, 2021 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and

NOTES TO FINANCIAL STATEMENTS (continued)

liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At March 31, 2021, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	1,816,731	(5,203)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	1,816,731	(5,203)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	1,816,731	(5,203)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of March 31, 2021:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	[2]	Assets ($)
Goldman Sachs	1,816,731		(5,203)	(1,730,000)		81,528

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
Goldman Sachs	(5,203)		5,203	-		-

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
[2] In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.

The following summarizes the average market value of derivatives outstanding during the period ended March 31, 2021:

Average Market Value ($)
Forward contracts	135,741,216

At March 31, 2021, the cost of investments for federal income tax purposes was $338,140,423; accordingly, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $11,179,816, consisting of $15,875,312 gross unrealized appreciation and $4,695,496 gross unrealized depreciation.

NOTE 5—Subsequent Event:

The fund conducted a quarterly tender offer for up to 2.5% of its issued and outstanding shares of common stock, which commenced on April 16, 2021 and expired at 5:00 p.m. Eastern time on May 14, 2021. The tender offer was oversubscribed. Therefore, in accordance with the terms and conditions of the tender offer, the fund will purchase shares from all tendering shareholders on a pro rata basis, after disregarding fractions, based on the number of shares properly tendered (and not timely withdrawn) by or on behalf of each shareholder. The final results of the tender offer are provided in the table below.

Number of Shares Tendered	Number of Tendered Shares to Be Purchased	Pro-Ration Factor	Purchase Price*
177,986	63,050	0.354674	$102.88

* Purchases Price is equal to 100% of the fund’s net asset value per share as of March 31, 2021.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of
BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc. (the “Fund”), including the statements of investments and forward foreign currency exchange contracts, as of March 31, 2021, and the statement of investments in affiliated issuers as of and for the year then ended, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for the year then ended and for the period from August 30, 2019 (commencement of operations) to March 31, 2020, and the related notes (collectively, the financial statements) and the financial highlights for the year then ended and for the period from August 30, 2019 (commencement of operations) to March 31, 2020. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, the results of its operations and cash flows for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period from August 30, 2019 (commencement of operations) to March 31, 2020 in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2021, by correspondence with the custodian, agent banks and brokers or by other appropriate auditing procedures when replies from agent banks and brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provides a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
May 27, 2021

ADDITIONAL INFORMATION (Unaudited)

Investment Objective and Principal Investment Strategies

Investment Objective. The fund’s investment objective is to seek to provide total return consisting of high current income and capital appreciation. The fund’s investment objective is fundamental and may not be changed without the affirmative vote of the holders of a majority (as defined in the Act) of the fund’s outstanding voting securities. There is no assurance the fund will achieve its investment objective.

Principal Investment Strategies. Under normal market conditions, the fund invests at least 80% of its Managed Assets in credit instruments and other investments with similar economic characteristics. Such credit instruments include: first and second lien senior secured loans, as well as investments in participations and assignments of such loans; senior unsecured, mezzanine and other collateralized and uncollateralized subordinated loans; unitranche loans; corporate debt obligations other than loans; and structured products, including collateralized bond, loan and other debt obligations, structured notes and credit-linked notes. To the extent that the fund invests in derivative instruments with economic characteristics similar to those credit instruments, the value of such investments will be included for purposes of the fund’s 80% investment policy.

The fund invests a substantial portion of its Managed Assets, and may invest without limit, in credit instruments that, at the time of investment, are rated below investment grade (i.e., below BBB- or Baa3) by one or more of the nationally recognized statistical rating organizations (“NRSROs”) that rate such instruments, or, if unrated, determined to be of comparable quality by the Sub-Adviser. Instruments of below investment grade quality, commonly referred to as “junk” or “high yield” instruments, are regarded as having predominantly speculative characteristics with respect to an obligor’s capacity to pay interest and repay principal and are more susceptible to default or decline in market value due to adverse economic and business developments than higher quality instruments. The fund also may invest in investment grade credit instruments. The fund may invest in credit instruments that, at the time of investment, are: (i) distressed or defaulted; (ii) of any credit quality, maturity and/or duration; and (iii) illiquid, unregistered (but are eligible for purchase and sale by certain qualified institutional buyers) or subject to contractual restrictions on their resale (“restricted securities”).

As a global fund, the fund may invest in issuers located anywhere in the world. Under normal market conditions, the fund invests at least 40% (unless market conditions are not deemed favorable, in which case the fund would invest at least 30%) of its Managed Assets in issuers that have significant exposure to the economies of countries other than the United States. Issuers that have significant exposure to the economies of countries other than the United States are issuers that are organized or domiciled in a foreign country or have at least 50% of their assets outside the United States or at least 50% of their revenues or profits are from goods produced or sold, investments made, or services performed outside the United States. The fund focuses its foreign investments in countries in Western and Northern Europe, although the fund will not invest more than 25% of its Managed Assets in securities of issuers located in any single country

ADDITIONAL INFORMATION (Unaudited) (continued)

outside the United States and will not invest more than 25% of its Managed Assets in companies located in emerging markets. The fund currently expects that it will invest at least 25% of its Managed Assets in U.S. issuers. The fund will not invest more than 25% of its Managed Assets in issuers in any one particular industry.

The fund’s investments in European companies are generally anticipated to be in companies in Western and Northern European countries, including the United Kingdom, Ireland, France, Germany, Austria and Switzerland, as well as the Benelux countries (Belgium, the Netherlands and Luxembourg) and the Scandinavian countries (Sweden, Denmark, Norway and Finland). Other European countries in which the fund may seek to invest include, but are not limited, to Spain, Italy, Greece and Portugal. The fund expects that, under normal market conditions, it will seek to hedge substantially all of its exposure to foreign currencies against the value of the U.S. dollar.

The fund may use derivative instruments as a substitute for investing directly in an underlying asset, to increase returns, to manage credit or interest rate risk, to manage the effective maturity or duration of the fund’s portfolio, to manage foreign currency risk, or as part of a hedging strategy. Although the fund is not limited in the types of derivatives it can use, the fund currently expects that its use of derivatives will consist principally of credit default swaps and foreign currency forward and futures contracts. The fund’s use of derivatives will be limited by the Act.

The fund may employ leverage to enhance its potential for achieving its investment objective. The fund’s use of leverage may increase or decrease from time to time in its discretion and the fund may, in the future, determine not to use leverage. The fund is permitted to borrow money in an amount up to 33-1/3% of its total assets. The fund currently intends to employ leverage through Borrowings from financial institutions in an aggregate amount of approximately 30% of the fund’s total assets immediately after such Borrowings.

Credit Strategies

The Sub-Adviser intends to construct the fund’s investment portfolio by allocating the fund’s assets to credit instruments and related investments in the following strategies: (i) Senior Secured Loans; (ii) Direct Lending and Subordinated Loans; (iii) Special Situations; (iv) Structured Credit; and (v) Corporate Debt (collectively, the “Credit Strategies”). The Sub-Adviser has considerable latitude in allocating the fund’s Managed Assets and the composition of the fund’s investment portfolio will vary over time, based on the allocation to the Credit Strategies and the fund’s exposure to different types of credit instruments. Allocations among the Credit Strategies will vary over time, perhaps significantly, and the fund may not be invested in all of the Credit Strategies at all times and may maintain zero exposure to a particular Credit Strategy or type of credit instrument.

The fund’s primary portfolio managers make all determinations regarding allocations and reallocations of the fund’s Managed Assets to each Credit Strategy. The fund’s primary portfolio managers set target allocations for each Credit Strategy, which may be modified at any time. The percentage allocations among Credit Strategies may, from time to time, be out of balance with the target allocations set by the fund’s primary portfolio managers due to various factors, such as varying investment performance among Credit Strategies, illiquidity of certain portfolio investments or a change in the target allocations. At least quarterly, the fund’s primary portfolio managers review the percentage allocations to each Credit Strategy and rebalance the fund’s portfolio and/or modify the target allocations as they deem necessary or appropriate in light of economic and market conditions, available investment opportunities and the relative returns and risks then represented by each type of security.

Senior Secured Loans Strategy. The Senior Secured Loans Strategy seeks to generate attractive returns by investing in the secured debt of borrowers in the higher credit quality categories of the below investment grade corporate debt market. As part of this strategy, the fund may invest in first lien secured floating rate loans (“Senior Secured Loans”), which typically are syndicated. Senior Secured Loans are loans secured by specific collateral of the borrower and are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. The fund also may purchase participations and assignments in, and commitments to purchase, Senior Secured Loans. Investments in Senior Secured Loans may provide more favorable exposure to the below investment grade corporate debt market due to their senior position in an issuer’s capital structure, which promotes lower price volatility and higher recoveries in the event of default. Senior Secured Loans also may provide additional protection through financial covenants and access to private management accounting information from the borrower. There also is a more established market for syndicated Senior Secured Loans, which, under normal market conditions, may facilitate a more liquid trading environment.

Direct Lending and Subordinated Loans Strategy. The Direct Lending Strategy seeks to generate attractive returns by lending to “middle market” businesses with an enterprise value of up to $1 billion (or the foreign currency equivalent). As part of this strategy, the fund may originate direct loans to companies where the fund would benefit from a first lien senior priority ranking in the company’s capital structure. The fund also may engage in unitranche lending, in which a senior loan tranche and a mezzanine loan tranche of an issuer are blended into a single first ranking tranche of debt. These loans are typically arranged so that they pay a floating rate of interest made up of a base rate, such as LIBOR, plus an additional margin to compensate for credit risk (such margin may be paid fully in cash or may incorporate a “payment-in-kind” or “PIK” component which is not paid in cash, but which accrues and is added to the outstanding principal amount to be paid on the contractual maturity date). As part of the Direct Lending Strategy, in certain circumstances, the fund may take an equity position in a company it lends to.

The fund also may invest in second lien, senior unsecured, mezzanine and other collateralized and uncollateralized subordinated loans (“Subordinated Loans”). These Subordinated Loans sit below the senior secured debt in a company’s capital structure, but have priority over the company’s bonds and equity securities. The fund, from time to time, also may seek to participate in the upside gain of a business through the exercise

ADDITIONAL INFORMATION (Unaudited) (continued)

of warrants or other equity securities acquired in connection with its investment in a Subordinated Loan.

Special Situations Strategy. The Special Situations Strategy seeks to generate attractive returns by investing in specialized credit opportunities in the below investment grade debt markets, on both a long-term and short-term basis. As part of this strategy, the fund may invest in loans and other credit instruments related to companies engaged in extraordinary transactions, such as mergers and acquisitions, litigation, rights offerings, liquidations outside of bankruptcy, covenant defaults, refinancings, recapitalizations and other special situations (collectively, “Special Situations Investments”). The Sub-Adviser intends to focus the fund’s Special Situations Investments in companies that have experienced, or are currently experiencing, financial difficulties as a result of deteriorating operations, changes in macro-economic conditions, changes in governmental monetary or fiscal policies, adverse legal judgments, or other events which may adversely impact their credit standing. The Sub-Adviser expects to seek opportunistic investment opportunities where it believes that the return potential exceeds the downside risk. Consequently, the fund’s Special Situations Investments will focus on loans and other secured credit instruments over equity securities, as those credit instruments provide a claim on an issuer’s assets. As part of this strategy, however, the fund may acquire equity securities incidental to the purchase or ownership of Special Situations Investments.

Structured Credit Strategy. The Structured Credit Strategy seeks to generate attractive returns by investing predominately in the mezzanine tranches (i.e., those rated below the senior tranches but above the most junior tranches) and most junior tranches of CLOs backed by Senior Secured Loans. When analyzing the value and suitability of CLO tranches, the Sub-Adviser assesses collateral composition, subordination levels and cash flow levels. The underlying portfolio is reviewed by the Sub-Adviser, which looks at, among other things: downgrade and default risk for individual credits; recovery rate expectations and the amount of second lien and mezzanine exposure in the portfolio; and the pricing on the underlying portfolio.

In addition to investing in CLOs and other CDOs backed by Senior Secured Loans, as part of the Structured Credit Strategy, the fund also may invest in structured notes and credit-linked notes that provide exposure to Senior Secured Loans, as well as asset-backed securities, including mortgage-backed securities. These instruments collectively are referred to herein as “Structured Credit Investments.” The Sub-Adviser believes attractive returns in Structured Credit Investments can be achieved through a combination of current income and price appreciation due to the discounted valuations of many of these investments.

Corporate Debt Strategy. The Corporate Debt Strategy seeks to capture the higher yields offered by below investment grade corporate credit instruments while managing the fund’s exposure to interest rate movements. As part of this strategy, the fund may invest in corporate debt obligations including corporate bonds, debentures, notes, commercial paper and other similar instruments, such as certain convertible securities (“Corporate Debt”). The Sub-Adviser expects that most of the Corporate Debt the fund will invest in will be rated below investment grade. The fixed rate Corporate Debt in which the fund invests typically will be unsecured, while the floating rate Corporate Debt in which the fund invests typically will be secured.

Non-Principal Investment Strategies. Although not a principal investment strategy, the fund may invest up to 20% of its Managed Assets in other securities and instruments including, without limitation: (i) equity securities of issuers that are related to the fund’s investments in credit instruments, such as common stock, preferred stock and convertible securities (including warrants or other rights to acquire common or preferred stock); (ii) U.S. and foreign government securities; (iii) short-term fixed income securities and money market instruments; (iv) other investment companies; and (v) repurchase and reverse repurchase agreements.

During temporary defensive periods or in order to keep the fund’s cash fully invested, including during the wind-down period of the fund, the fund may deviate from its investment objective and policies. During such periods, the fund may invest up to 100% of its assets in money market instruments, including U.S. Government securities, repurchase agreements, bank obligations and commercial paper, as well as cash, cash equivalents or high quality short-term fixed-income and other securities. Accordingly, during such periods, the fund may not achieve its investment objective.

Principal Risk Factors

An investment in the fund involves special risk considerations, which are described below. The fund is a non-diversified, closed-end management investment company designed as a long-term investment and not as a vehicle for short-term trading purposes. An investment in the fund’s shares of common stock (“Common Shares”) may be speculative and it involves a high degree of risk. The fund should not constitute a complete investment program. Due to the uncertainty in all investments, there can be no assurance that the fund will achieve its investment objective. Different risks may be more significant at different times depending on market conditions. Your Common Shares at any point in time may be worth less than your original investment.

General Risks of Investing in the Fund

Limited Term Risk. The fund will terminate in accordance with its charter. The fund is not a target term fund and thus does not seek to return its initial public offering price of $100.00 per Common Share upon termination. As the assets of the fund will be liquidated in connection with its termination, the fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the fund to lose money. As the fund approaches the Termination Date, the Sub-Adviser may begin liquidating all or a portion of the fund’s portfolio through opportunistic sales. During this time, the portfolio composition of the fund may change and the fund may not achieve its investment objective, comply with its investment policies and restrictions or be able to sustain its historical distribution levels. Rather than reinvesting proceeds received from sales of or payments received in respect of portfolio securities, the fund may distribute such proceeds in one or more liquidating distributions prior to the final liquidation, which may cause the fund’s fixed expenses to

ADDITIONAL INFORMATION (Unaudited) (continued)

increase when expressed as a percentage of net assets attributable to Common Shares, or the fund may invest the proceeds in lower yielding securities or hold the proceeds in cash or cash equivalents, which may adversely affect the performance of the fund.

Furthermore, the final distribution of net assets upon termination may be more than, equal to or less than $100.00 per Common Share. Because the fund may adopt a plan of liquidation and make liquidating distributions in advance of the Termination Date, the total value of the fund’s assets returned to holders of the fund’s Common Shares (“Common Shareholders”) upon termination will be impacted by decisions of the Board and the fund’s management regarding the timing of adopting a plan of liquidation and making liquidating distributions. This may result in Common Shareholders receiving liquidating distributions with a value more or less than the value that would have been received if the fund had liquidated all of its assets on the Termination Date and distributed the proceeds thereof to Common Shareholders.

Although it is anticipated that the fund will have distributed substantially all of its net assets to Common Shareholders as soon as practicable after the Termination Date, securities for which no market exists or securities trading at depressed prices, if any, may be placed in a liquidating trust. Securities placed in a liquidating trust may be held for an indefinite period of time, potentially several years or longer, until they can be sold or pay out all of their cash flows. During such time, the shareholders will be exposed to the risks associated with the securities held in the liquidating trust and the value of their interest in the liquidating trust will fluctuate with the value of the liquidating trust’s remaining assets. Additionally, the tax treatment of the liquidating trust’s assets may differ from the tax treatment applicable to such assets when held by the fund. To the extent the costs associated with a liquidating trust exceed the value of the remaining securities, the fund may elect to write off or donate the remaining securities to charity. The fund cannot predict the amount, if any, of securities that will be required to be placed in a liquidating trust or how long it will take to sell or otherwise dispose of such securities.

Illiquidity of Common Shares. The fund is designed for long-term investors and not as a trading vehicle. An investment in the Common Shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid. Unlike open-end funds (commonly known as mutual funds), which generally permit redemptions on a daily basis, the Common Shares are not be redeemable at an investor’s option. Unlike traditional listed closed-end funds, the fund does not intend to list the Common Shares for trading on any securities exchange, and the fund does not expect any secondary market to develop for the Common Shares in the foreseeable future. As the Common Shares are not traded, investors may not be able to dispose of their investment in the fund no matter how the fund performs.

Management and Allocation Risk. The fund’s primary portfolio managers make all determinations regarding allocations and reallocations of the fund’s Managed Assets to each Credit Strategy. The percentage allocations among Credit Strategies may, from time to time, be out of balance with the target allocations set by the fund’s primary portfolio managers due to various factors, such as varying investment performance among Credit

Strategies, illiquidity of certain portfolio investments or a change in target allocations. Any rebalancing of the fund’s portfolio, whether pursuant to a fixed percentage allocation or otherwise, may have an adverse effect on the performance of the fund and may be subject to certain additional limits and constraints. Due to the nature of the portfolio, the fund’s investments may become increasingly more illiquid throughout the life of the fund. There can be no assurance that the decisions of the fund’s primary portfolio managers with respect to the allocation and reallocation of the fund’s Managed Assets among the Credit Strategies, or that an investment within a particular Credit Strategy, will be successful.

Investment and Market Risk. An investment in the fund is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in Common Shares represents an indirect investment in the credit instruments and other investments and assets owned by the fund. The value of the fund’s portfolio investments may move up or down, sometimes rapidly and unpredictably. The value of the instruments in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel and imposing prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund has significant investments in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors.

Tax Risk. Certain of the fund’s investments will require the fund to recognize taxable income in a taxable year in excess of the cash generated on those investments during that year. In particular, the fund expects to invest in loans and other debt obligations that will be treated as having “market discount” and/or original issue discount for U.S. federal income tax purposes. Because the fund may be required to recognize income in respect of these investments before, or without receiving, cash representing such income, the fund may have difficulty satisfying the annual distribution requirements

ADDITIONAL INFORMATION (Unaudited) (continued)

applicable to regulated investment companies and avoiding fund-level U.S. federal income and/or excise taxes. Accordingly, the fund may be required to sell assets, including at potentially disadvantageous times or prices, borrow, raise additional equity capital, make taxable distributions of its shares or debt securities, or reduce new investments, to obtain the cash needed to make these income distributions. If the fund liquidates assets to raise cash, the fund may realize gain or loss on such liquidations; in the event the fund realizes net capital gains from such liquidation transactions, its shareholders may receive larger capital gain distributions than they would in the absence of such transactions.

Non-Diversification Risk. The fund is non-diversified, which means that a relatively high percentage of the fund’s assets may be invested in a limited number of issuers. Therefore, the fund’s performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Risks of Investing in Credit Instruments

Issuer Risk. The market value of credit instruments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services. The market value of a credit instrument also may be affected by investors’ perceptions of the creditworthiness of the issuer, the issuer’s performance and perceptions of the issuer in the market place.

Credit Risk. Credit risk is the risk that one or more credit instruments in the fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the instrument experiences a decline in its financial status. Losses may occur because the market value of a credit instrument is affected by the creditworthiness or perceived creditworthiness of the issuer and by general economic and specific industry conditions and the fund’s investments will often be subordinate to other debt in the issuer’s capital structure. Because the fund generally expects to invest a significant portion of its Managed Assets in below investment grade instruments, it will be exposed to a greater amount of credit risk than a fund which invests in investment grade securities. The prices of below investment grade instruments are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of investment grade instruments, which may reduce the fund’s net asset value.

Interest Rate Risk. Prices of fixed rate credit instruments tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect these instruments and, accordingly, will cause the fund’s net asset value to decline. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the United States, the fund may be subject to a greater risk of principal decline from rising interest rates. The magnitude of these fluctuations in the market price of fixed rate credit instruments is generally greater for instruments with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time.

Unlike investment grade instruments, however, the prices of high yield (“junk”) instruments may fluctuate unpredictably and not necessarily inversely with changes in interest rates. In addition, the rates on floating rate instruments adjust periodically with changes in market interest rates. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate loans and other floating rate instruments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Substantial increases in interest rates could cause an increase in loan defaults as borrowers might lack resources to meet higher debt service requirements.

Prepayment Risk. During periods of declining interest rates, the issuer of a credit instrument may exercise its option to prepay principal earlier than scheduled, forcing the fund to reinvest the proceeds from such prepayment in potentially lower yielding instruments, which may result in a decline in the fund’s income and distributions to Common Shareholders. This is known as prepayment or “call” risk. Credit instruments frequently have call features that allow the issuer to redeem the instrument at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). An issuer may choose to redeem a fixed rate credit instrument if, for example, the issuer can refinance the instrument at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the fund, prepayment risk may be enhanced.

Reinvestment Risk. Reinvestment risk is the risk that income from the fund’s portfolio will decline if and when the fund invests the proceeds from matured, traded or called credit instruments at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the fund’s net asset value or its overall return.

Spread Risk. Wider credit spreads and decreasing market values typically represent a deterioration of the fixed income instrument’s credit soundness and a perceived greater likelihood or risk of default by the issuer. Fixed income instruments generally compensate for greater credit risk by paying interest at a higher rate. The difference (or “spread”) between the yield of a security and the yield of a benchmark, such as a U.S. Treasury security with a comparable maturity, measures the additional interest paid for credit risk. As the spread on a security widens (or increases), the price (or value) of the security generally falls. Spread widening may occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, security- or market-specific credit concerns or general reductions in risk tolerance.

Inflation/Deflation Risk. Inflation risk is the risk that the value of certain assets or income from the fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions on the Common Shares can decline. In addition, during any periods of

ADDITIONAL INFORMATION (Unaudited) (continued)

rising inflation, the costs associated with the fund’s use of leverage through Borrowings would likely increase, which would tend to further reduce returns to Common Shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the fund’s portfolio.

Below Investment Grade Instruments Risk

The fund may invest all of its assets in below investment grade instruments. Below investment grade instruments are commonly referred to as “junk” or “high yield” instruments and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Below investment grade instruments, though generally higher yielding, are characterized by higher risk. These instruments are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. The secondary market for below investment grade instruments may not be as liquid as the secondary market for more highly rated instruments, a factor which may have an adverse effect on the fund’s ability to dispose of a particular security. There are fewer dealers in the market for high yield instruments than for investment grade instruments. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger for high-yield securities than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade instruments could contract, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of below investment grade instruments, especially in a market characterized by a low volume of trading.

Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of below investment grade instruments held by the fund, thereby reducing the value of an investment in the Common Shares. In addition, default, or the market’s perception that an issuer is likely to default, may cause the fund to incur expenses, including legal expenses, in seeking recovery of principal or interest on its portfolio holdings, including litigation to enforce the fund’s rights. In any reorganization or liquidation proceeding relating to a portfolio company, the fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer. The Sub-Adviser’s judgment about the credit quality of an issuer and the relative value of its securities may prove to be wrong. In addition, not only may the fund lose its entire investment on one or more instruments, Common

Shareholders may also lose their entire investments in the fund. Investments in below investment grade instruments may present special tax issues for the fund to the extent that the issuers of these securities default on their obligations pertaining thereto, and the U.S. federal income tax consequences to the fund as a holder of such securities may not be clear.

Because of the greater number of investment considerations involved in investing in below investment grade instruments, the ability of the fund to meet its investment objective depends more on the Sub-Adviser’s judgment and analytical abilities than would be the case if the portfolio invested primarily in securities in the higher rating categories. While the Sub-Adviser will attempt to reduce the risks of investing in below investment grade instruments through active portfolio management, diversification, credit analysis and attention to current developments and trends in the economy and the financial markets, there can be no assurance that a broadly diversified portfolio of such instruments would substantially lessen the risks of defaults brought about by an economic downturn or recession.

Stressed, Distressed or Defaulted Issuers. The fund may invest in credit instruments of distressed or defaulted issuers. Such instruments may be rated in the lower rating categories (Caa1 or lower by Moody’s Investors Service, Inc., or CCC+ or lower by S&P Global Ratings or Fitch Ratings, Inc.) or, if unrated, are considered by the Sub-Adviser to be of comparable quality. For these securities, the risks associated with below investment grade instruments are more pronounced. Instruments rated in the lower rating categories are subject to higher credit risk with extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or to be in default or not current in the payment of interest or principal. Ratings may not accurately reflect the actual credit risk associated with a corporate security.

Investing in distressed or defaulted securities is speculative and involves substantial risks. The fund may make such investments when, among other circumstances, the Sub-Adviser believes it is reasonably likely that the issuer of the distressed or defaulted securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the fund will receive new securities in return for the distressed or defaulted securities. There can be no assurance, however, that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which the fund makes its investment in distressed or defaulted securities and the time that any such exchange offer or plan of reorganization is completed, if at all. During this period, it is unlikely that the fund would receive any interest payments on the distressed or defaulted securities, the fund would be subject to significant uncertainty whether the exchange offer or plan of reorganization will be completed and the fund may be required to bear certain extraordinary expenses to protect and recover its investment. The fund also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by the distressed or defaulted securities will eventually be satisfied

ADDITIONAL INFORMATION (Unaudited) (continued)

(e.g., through a liquidation of the issuer’s assets, an exchange offer or plan of reorganization involving the distressed or defaulted securities or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to distressed or defaulted securities held by the fund, there can be no assurance that the securities or other assets received by the fund in connection with the exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made, or no value.

Senior Secured Loans Risk

The Senior Secured Loans in which the fund invests typically will be below investment grade quality. Although, in contrast to other below investment grade instruments, Senior Secured Loans hold senior positions in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the borrower, the risks associated with Senior Secured Loans are similar to the risks of below investment grade instruments. Additionally, if a borrower under a Senior Secured Loan defaults, becomes insolvent or goes into bankruptcy, the fund may recover only a fraction of what is owed on the Senior Secured Loan or nothing at all. Although the Senior Secured Loans in which the fund invests will be secured by collateral, there can be no assurance that such collateral can be readily liquidated or that the liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal.

In the event of the bankruptcy or insolvency of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Secured Loan. In the event of a decline in the value of the already pledged collateral, if the terms of a Senior Secured Loan do not require the borrower to pledge additional collateral, the fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the Senior Secured Loan. To the extent that a Senior Secured Loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose some or all of its value in the event of the bankruptcy or insolvency of the borrower. Senior Secured Loans that are under-collateralized involve a greater risk of loss. Some Senior Secured Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate a Senior Secured Loan to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the fund. Such court action could, under certain circumstances, include invalidation of a Senior Secured Loan.

In general, the secondary trading market for Senior Secured Loans is not fully-developed. No active trading market may exist for certain Senior Secured Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the fund may not be able to sell certain Senior Secured Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Secured Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Furthermore, Senior Secured Loans may not be considered securities, and purchasers, such as the fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, including those with respect to the use of material non-public information.

If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make Senior Secured Loans, the availability of Senior Secured Loans for investment by the fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain borrowers. If legislation or federal or state regulations require financial institutions to increase their capital requirements this may cause financial institutions to dispose of Senior Secured Loans that are considered highly levered transactions. Such sales could result in prices that, in the opinion of the Adviser or the Sub-Adviser, do not represent fair value. If the fund attempts to sell a Senior Secured Loan at a time when a financial institution is engaging in such a sale, the price the fund could obtain for the Senior Secured Loan may be adversely affected.

Valuation Risk. Because there may be a lack of centralized information and trading for certain loans in which the fund may invest, reliable market value quotations may not be readily available for such loans and their valuation may require more research than for securities with a more developed secondary market. Moreover, the valuation of such loans may be affected by uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes. Trades can be infrequent and the market for floating rate loans may experience substantial volatility. As a result, the fund is subject to the risk that when a loan is sold in the market, the amount received by the fund may be less than the value that such instrument is carried at on the fund’s books immediately prior to the sale.

Participations and Assignments Risk. A participation interest gives the fund an undivided interest in a loan in the proportion that the fund’s participation interest bears to the total principal amount of the loan, but does not establish any direct relationship between the fund and the borrower. If a Senior Secured Loan is acquired through a participation, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the fund may not directly benefit from the collateral supporting the loan obligation in which it has purchased the participation. The fund may be subject to delays, expenses and risks that are greater than those that would be involved if the fund would enforce its rights directly against the borrower. Moreover, under the terms of a participation interest the fund may be regarded as a creditor of another lender or co-participant (rather than of the borrower), so that the fund may also be subject to the risk that such party may become insolvent. Similar risks may arise with respect to the agent for a Senior Secured Loan if, for example, assets held by the agent for the benefit of the fund were determined by the appropriate regulatory authority or court to be subject to the claims of the agent’s creditors. Further, in the event of the bankruptcy or insolvency of the borrower, the obligation of the borrower to repay the loan may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the agent or intermediate participant.

ADDITIONAL INFORMATION (Unaudited) (continued)

The fund also may have difficulty disposing of participation interests and assignments because to do so it will have to sell such securities to a third party. Because there is no established secondary market for such securities, it is anticipated that such securities could be sold only to a limited number of institutional investors. The lack of an established secondary market may have an adverse impact on the value of such securities and the fund’s ability to dispose of particular participation interests or assignments when necessary to meet the fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of an established secondary market for participation interests and assignments also may make it more difficult for the fund to assign a value to these securities for purposes of valuing the fund’s portfolio.

Covenant-Lite Loan Risk. The fund may invest in “covenant-lite” loans. Certain financial institutions may define “covenant-lite” loans differently. Covenant-lite loans may have tranches that contain fewer or no restrictive covenants. The tranche of the covenant-lite loan that has fewer restrictions typically does not include the legal clauses which allow an investor to proactively enforce financial tests or prevent or restrict undesired actions taken by the company or sponsor. Covenant-lite loans also generally give the borrower/issuer more flexibility if they have met certain loan terms and provide fewer investor protections if certain criteria are breached. The fund may experience relatively greater realized or unrealized losses or delays in enforcing its rights on its holdings of certain covenant-lite loans than its holdings of loans with the usual covenants. In the event of a breach of a covenant in non-covenant-lite loans, lenders may have the ability to intervene and either prevent or restrict actions that may potentially compromise the borrower’s ability to pay or lenders may be in a position to obtain concessions from the borrower in exchange for a waiver or amendment of the specific covenant(s). In contrast, covenant-lite loans do not always or necessarily offer the same ability to intervene or obtain additional concessions from borrowers. This risk is offset to varying degrees by the fact that the same financial and performance information may be available with or without covenants to lenders and the public alike and can be used to detect such early warning signs as deterioration of a borrower’s financial condition or results. With such information, the Sub-Adviser is normally able to take appropriate actions without the help of covenants in the loans. Covenant-lite corporate loans, however, may foster a capital structure designed to avoid defaults by giving borrowers or issuers increased financial flexibility when they need it the most.

Direct Lending and Middle Market Company Risk

The Direct Lending Strategy seeks to generate attractive returns by lending to “middle market” businesses. Investing in middle market companies involves a number of significant risks, including but not limited to the following: (i) they may have limited financial resources and may be unable to meet their debt obligations, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of the fund’s realizing any guarantees the fund may have obtained in connection with an investment; (ii) they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns; (iii) they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the issuer; (iv) they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; (v) changes in laws and regulations, as well as their interpretations, may adversely affect the business, financial structure or prospects of middle market companies; and (vi) they may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

There also is generally little public information about privately-held middle market companies. These middle market companies and their financial information generally are not subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, and other regulations that govern public companies, and the fund may be unable to uncover all material information about these companies, which may prevent the Sub-Adviser from making a fully informed investment decision and cause the fund to lose money on its investments.

Subordinated Loans Risk

Subordinated Loans generally are subject to similar risks as those associated with investments in Senior Secured Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders (e.g., holders of Senior Secured Loans) in the event of the liquidation or bankruptcy of the issuer. In the event of default on a Subordinated Loan, the first priority lien holder has first claim to the underlying collateral of the loan. Subordinated Loans are subject to the additional risk that the cash flow of the borrower and collateral securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. There also is a possibility that originators will not be able to sell participations in Subordinated Loans, which would create greater credit risk exposure for the holders of such loans. Subordinated Loans generally have greater price volatility than Senior Secured Loans and may be less liquid.

Special Situations Investments Risk

The Sub-Adviser intends to focus the fund’s Special Situations Investments in companies that have experienced, or are currently experiencing, financial difficulties as a result of deteriorating operations, changes in macro-economic conditions, changes in governmental monetary or fiscal policies, adverse legal judgments, or other events which may adversely impact their credit standing. These investments are subject to many of the risks discussed elsewhere in this prospectus, including risks associated with investing in

ADDITIONAL INFORMATION (Unaudited) (continued)

high yield fixed income securities. Special Situations Investments generally will be treated as illiquid securities by the fund. From time to time, the Sub-Adviser may take control positions, sit on creditors’ committees or otherwise take an active role in seeking to influence the management of the issuers of Special Situations Investments, in which case the fund may be subject to increased litigation risk resulting from its actions and it may obtain inside information that may restrict its ability to dispose of Special Situations Investments.

Structured Credit Investments Risk

Holders of Structured Credit Investments bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The fund may have the right to receive payments only from the issuers of the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain Structured Credit Investments enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in Structured Credit Investments generally pay their share of the investment’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a Structured Credit Investment uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining such financing, which may adversely affect the value of the Structured Credit Investments owned by the fund.

CDOs may be thinly traded or have a limited trading market. CDOs, such as CLOs, are typically privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CLOs and other types of CDOs may be characterized by the fund as illiquid securities, especially investments in mezzanine and subordinated/equity tranches of CLOs; however, an active dealer market may exist for certain investments and more senior CLO tranches, which would allow such securities to be considered liquid in some circumstances. In addition to the general risks associated with credit instruments discussed herein, CLOs and other types of CDOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the class of CLO or CDO held by the fund is subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Credit-linked notes, which are used to transfer credit risk, are typically privately offered and sold. Certain credit-linked notes also may be thinly traded or have a limited trading market. As a result, investments in credit-linked notes may be characterized by the fund as illiquid securities. The performance of the notes is linked to the performance of an underlying reference entity. The main risk of credit-linked notes is the risk of the reference entity experiencing a credit event that triggers a contingent payment obligation by the special purpose vehicle (“SPV”) that sold the credit protection. Should such an event occur, the SPV would have to pay the transaction sponsor and payments to the note holders would be subordinated.

Asset-backed securities are a form of derivative instrument. Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements. The value of these asset-backed securities may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institution providing the credit support.

Corporate Debt Risk

The market value of Corporate Debt generally may be expected to rise and fall inversely with interest rates. The market value of intermediate and longer term Corporate Debt is generally more sensitive to changes in interest rates than is the market value of shorter term Corporate Debt. The market value of Corporate Debt also may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. There is a risk that the issuers of Corporate Debt may not be able to meet their obligations on interest and/or principal payments at the time called for by an instrument. Corporate Debt rated below investment grade quality is often high risk and has speculative characteristics and may be particularly susceptible to adverse issuer-specific developments.

Zero Coupon, Pay-In-Kind and Step-Up Securities Risk

The amount of any discount on these securities varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities. In addition, unlike bonds that pay cash interest throughout the period to maturity, the fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the fund may obtain no return at all on its investment. The interest payments deferred on a PIK security are subject to the risk that the borrower may default when the deferred payments are due in cash at the maturity of the instrument. In addition, the interest rates on PIK securities are higher to reflect the time value of money on deferred interest payments and the higher credit risk of borrowers who may need to defer interest payments. The deferral of interest on a PIK loan increases its loan to value ratio, which is a measure of the riskiness of a loan. An election to defer PIK interest payments by adding them to principal increases the fund’s Managed Assets and, thus, increases future

ADDITIONAL INFORMATION (Unaudited) (continued)

investment management fees to the Adviser (and, indirectly, the Sub-Adviser). PIK securities also may have unreliable valuations because the accruals require judgments by the Sub-Adviser about ultimate collectability of the deferred payments and the value of the associated collateral. Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments.

LIBOR Risk

Many credit instruments, derivatives and other financial instruments, including those in which the fund may invest, utilize LIBOR as the reference or benchmark rate for variable interest rate calculations. However, the use of LIBOR started to come under pressure following manipulation allegations in 2012. Despite increased regulation and other corrective actions since that time, concerns have arisen regarding its viability as a benchmark, due largely to reduced activity in the financial markets that it measures. In July 2017, the Financial Conduct Authority announced plans to phase out the use of LIBOR by the end of 2021. It was subsequently announced that tenors of US Dollar LIBOR would continue to be published through June 30, 2023, other than one week and two month USD LIBOR settings which will cease publication on December 31, 2021. Various financial industry groups around the world have begun planning the transition to the use of different benchmarks. In the United States, the Federal Reserve Board and the New York Fed convened the Alternative Reference Rates Committee, comprised of a group of private-market participants, which recommended the Secured Overnight Financing Rate as an alternative reference rate to USD LIBOR. Neither the effect of the transition process, in the United States or elsewhere, nor its ultimate success, can yet be known. While some instruments tied to LIBOR may include a replacement rate in the event LIBOR is discontinued, not all instruments have such fallback provisions and the effectiveness of such replacement rates remains uncertain. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates. The potential cessation of LIBOR could affect the value and liquidity of investments tied to LIBOR, especially those that do not include fallback provisions, and may result in costs incurred in connection with closing out positions and entering into new trades.

Foreign Investments Risk

Investing in foreign instruments involve certain risks not involved in domestic investments. Foreign securities markets generally are not as developed or efficient as those in the United States. There may be a lack of comprehensive information regarding foreign issuers, and their securities are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States. The risks of investing in foreign securities also include restrictions that may make it difficult for the fund to obtain or enforce judgments in foreign courts. These risks also include certain national policies that may restrict the fund’s investment opportunities, including restrictions on investments in issuers or industries deemed sensitive to national interests and/or limitations on the total amount or type of position in any single issuer.

Certain foreign countries may impose restrictions on the ability of issuers within those countries to make payments of principal and interest to investors located outside the country. In addition, the fund will be subject to risks associated with adverse political and economic developments in foreign countries, which could cause the fund to lose money on its investments in non-U.S. instruments. The ability of a foreign sovereign issuer to make timely payments on its debt obligations will also be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credit facilities and investments, fluctuations of interest rates and the extent of its foreign reserves. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates.

Some foreign instruments may be less liquid and more volatile than securities of comparable U.S. issuers. Similarly, there is less volume and liquidity in most foreign securities markets than in the United States and, at times, greater price volatility than in the United States. Because evidences of ownership of such instruments usually are held outside the United States, the fund will be subject to additional risks if it invests in non-U.S. instruments, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign instruments to investors located outside the country of the issuer, whether from currency blockage or otherwise.

Foreign government debt includes bonds that are issued or backed by foreign governments or their agencies, instrumentalities or political subdivisions or by foreign central banks. The governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with terms of such debt, and the fund may have limited legal recourse in the event of a default.

The risks associated with investing in foreign securities are often heightened for investments in emerging market countries. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation and nationalization, and less social, political and economic stability; (ii) the small size of the markets for securities of emerging market issuers and a low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict the investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private or foreign investment and private property. The purchase and sale of portfolio investments in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of the fund, the Adviser, the Sub-Adviser and their affiliates and their

ADDITIONAL INFORMATION (Unaudited) (continued)

respective clients and other service providers. The fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

European Investments Risk

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit, and financial markets in Europe and elsewhere have experienced significant volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not be effective, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of outstanding debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

Decreasing imports or exports, changes in governmental or European Union (“EU”) regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the securities of EU issuers. The European financial markets have recently experienced volatility and adversity due to concerns about economic downturns, or rising government debt levels, in several European countries. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe.

The risk of investing in Europe may be heightened due to the withdrawal of the United Kingdom from membership in the EU (known as “Brexit”). Although the effects of Brexit are unknown at this time, Brexit may result in fluctuations of exchange rates, increased illiquidity, inflation, and changes in legal and regulatory regimes to which certain of the fund’s assets are subject. These and other geopolitical developments could have a negative impact on both the United Kingdom’s economy and the economies of the other countries in Europe, as well as greater volatility in the global financial and currency markets. The effect on the economies of the United Kingdom and the EU likely will depend on the nature of trade relations between the United Kingdom and the EU and the other major economies. These events could negatively affect the value and liquidity of all of the fund’s investments, not only the fund’s investments in securities of issuers located in Europe.

Foreign Currency Transactions Risk

As the fund intends to invests in securities that trade in, and expects to receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S.

dollar, or, in the case of hedging positions intended to protect the fund from decline in the value of non-U.S. currencies, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the fund’s investments in foreign currency denominated securities may reduce the returns of the fund. While the fund intends to hedge substantially all of its non-U.S. dollar-denominated securities into U.S. dollars, hedging may not alleviate all currency risks. Furthermore, the issuers in which the fund invests may be subject to risks relating to changes in currency rates, as described above. If a company in which the fund invests suffers such adverse consequences as a result of such changes, the fund may also be adversely affected as a result.

Continuing uncertainty as to the status of the euro and the EU has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EU could have significant adverse effects on currency and financial markets, and on the values of the fund’s portfolio investments. If one or more EU countries were to stop using the euro as its primary currency, the fund’s investments in such countries, if any, may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, instruments or other investments that are redenominated may be subject to foreign currency risk, liquidity risk and valuation risk to a greater extent than similar investments currently denominated in euros.

Principal Risks of the Use of Derivatives

The fund is subject to additional risks with respect to the use of derivatives. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the fund’s performance. If the fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the fund’s return or result in a loss. The fund also could experience losses if its derivatives were poorly correlated with the underlying instruments or the fund’s other investments, or if the fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. Additionally, some

ADDITIONAL INFORMATION (Unaudited) (continued)

derivatives the fund may use may involve economic leverage, which may increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying security, index, currency, futures contract, or other economic variable.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as OTC derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency that is the issuer or counterparty to such derivatives. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. In contrast, no clearing agency guarantees OTC derivatives. Therefore, many of the regulatory protections afforded participants on organized exchanges for futures contracts and exchange-traded options, such as the performance guarantee of an exchange clearing house, are not available in connection with OTC derivative transactions. As a result, each party to an OTC derivative bears the risk that the counterparty will default. Accordingly, the Sub-Adviser will consider the creditworthiness of counterparties to OTC derivatives in the same manner as it would review the credit quality of a security to be purchased by the fund. OTC derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives, such as written call options, have the potential for unlimited loss, regardless of the size of the initial investment. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately-negotiated derivatives, including swap agreements), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Credit Derivatives. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Sub-Adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if the Sub-Adviser is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being protected.

Swap Agreements. The fund may enter into swap transactions, including credit default and total return swap agreements. Such transactions are subject to market risk, risk of default by the other party to the transaction and risk of imperfect correlation between the value of such instruments and the underlying assets and may involve commissions or other costs. Swaps generally do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the fund is contractually obligated to make, or in the case of the other party to a swap defaulting, the net amount of payments that the fund is contractually entitled to receive. The fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the fund’s repurchase agreement guidelines). In addition, it is possible that developments in the swaps market, including potential government regulation, could adversely affect the fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

The federal income tax treatment of payments in respect of certain derivatives contracts is unclear. Common Shareholders may receive distributions that are attributable to derivatives contracts that are treated as ordinary income for federal income tax purposes.

The SEC recently adopted Rule 18f-4 under the Act, which will regulate the use of derivatives by the fund and is effective in August 2022. Under the new rule, the fund may be required to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions. Compliance with the new rule by the fund could, among other things, make derivatives more costly, limit their availability or utility or otherwise adversely affect their performance. The new rule may limit the fund’s ability to use derivatives as part of its investment strategy.

Valuation Risk

Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for loans or other credit instruments in which the fund may invest to trade. Some credit instruments trade in an OTC market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of credit instruments may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value instruments differently than the fund. As a result, the fund may be subject to the risk that when a credit instrument is sold in the market, the amount received by the fund is less than the value that such credit instrument is carried at on the fund’s books.

In addition, certain of the fund’s investments will need to be fair valued in accordance with valuation procedures approved by the Board. Those portfolio valuations may be based on unobservable inputs and certain assumptions about how market participants would price the instrument. As a result, there will be uncertainty as to the value of certain of the fund’s investments. The fund expects that inputs into the determination of fair value of those investments will require significant management judgment or estimation. The net asset value of the fund, as determined based, in part, on the fair

ADDITIONAL INFORMATION (Unaudited) (continued)

value of those investments, may vary from the amount the fund would realize upon the sale of such investments.

Furthermore, the Board may use the services of one or more independent valuation firms to aid it in determining the fair value of certain investments. Because valuations may fluctuate over short periods of time and may be based on estimates, fair value determinations may differ materially from the value received in an actual transaction. Additionally, valuations of private securities and private companies are inherently uncertain. The fund’s net asset value could be adversely affected if the fund’s determinations regarding the fair value of those investments were materially higher or lower than the values that it ultimately realize upon the disposal of such investments.

Liquidity Risk

In addition to the various other risks associated with investing in credit instruments, to the extent those instruments are determined to be illiquid or restricted securities, they may be difficult to dispose of at a fair price at the times when the fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. The Sub-Adviser’s judgment may play a greater role in the valuation process. Investment of the fund’s assets in illiquid and restricted securities may restrict the fund’s ability to take advantage of market opportunities. In order to dispose of an unregistered security, the fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, thereby enabling the fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and purchaser of the securities. In either case, the fund would bear market risks during the restricted period.

Leverage Risk

The fund’s use of leverage could create the opportunity for a higher return for Common Shareholders, but would also result in special risks for Common Shareholders and can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the return on the Common Shares will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the return on the Common Shares will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. In addition, derivative transactions can involve leverage or the potential for leverage because they enable the fund to magnify the fund’s exposure beyond its investment.

Leverage involves risks and special considerations compared to a comparable portfolio without leverage including: (i) the likelihood of greater volatility of the fund’s net asset value; (ii) the risk that fluctuations in interest rates on Borrowings will reduce the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares; (iii) the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Common Shares than if the fund were not leveraged; (iv) when the fund uses leverage, the investment management fees payable to the Adviser (and, indirectly, the Sub-Adviser) will be higher than if the fund did not use leverage, and may provide a financial incentive to the Adviser and the Sub-Adviser to increase the fund’s use of leverage and create an inherent conflict of interest; and (v) leverage may increase expenses, which may reduce total return.

A decline in the fund’s net asset value could affect the ability of the fund to make dividend payments to Common Shareholders. The failure to pay dividends or make distributions could result in the fund ceasing to qualify as a regulated investment company under the Code, which could have a material adverse effect on the value of the Common Shares. If the asset coverage for Borrowings declines to less than 300% (as a result of market fluctuations or otherwise), the fund may be required to sell a portion of its investments when it may be disadvantageous to do so.

Cybersecurity Risk

The fund and its service providers are susceptible to operational and information security risks due to cybersecurity incidents. In general, cybersecurity incidents can result from deliberate attacks or unintentional events. Cybersecurity attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make services unavailable to intended users). Cybersecurity incidents affecting the Adviser or other service providers, as well as financial intermediaries, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, including by interference with the fund’s ability to calculate its net asset value; impediments to trading for the fund’s portfolio; the inability of Common Shareholders to transact business with the fund; violations of applicable privacy, data security or other laws; regulatory fines and penalties; reputational damage; reimbursement or other compensation or remediation costs; legal fees; or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the fund invests, counterparties with which the fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions and other parties. While information risk management systems and business continuity plans have been developed which are designed to reduce the risks associated with cybersecurity, there are inherent limitations in any cybersecurity risk management systems or business continuity plans, including the possibility that certain risks have not been identified.

ADDITIONAL INFORMATION (Unaudited) (continued)

Recent Changes & Supplemental Information

The following information in this annual report is a summary of certain changes since March 31, 2020. This information may not reflect all of the changes that have occurred since you purchased the fund.

During the fiscal year ended March 31, 2021, there were (i) no material changes to the fund’s investment objective and policies that have not been approved by shareholders, (ii) no changes in the fund’s charter or by-laws that would delay or prevent a change of control of the fund that have not been approved by shareholders, (iii) no material changes to the principal risk factors associated with investment in the fund, and (iv) no changes in the persons who are primarily responsible for the day-to-day management of the fund’s portfolio, except as follows:

Each of Graham Rainbow and Jonathan DeSimone was appointed as a primary portfolio manager of the fund, effective as of December 1, 2020 and January 31, 2021, respectively. In addition, effective as of January 31, 2021, Leland Hart no longer serves as a portfolio manager of the fund. The fund’s primary portfolio managers now are Chris Barris, Kevin Cronk, CFA, Jonathan DeSimone, Hiram Hamilton, Graham Rainbow and Suhail Shaikh. Each of the fund’s primary portfolio managers reviews and recommends the allocation and rebalancing of the fund’s assets across the Credit Strategies, with final determinations now being made by Messrs. Barris and DeSimone.

The fund also has updated certain of its principal risk factors to reflect the risks associated with the COVID-19 pandemic, Brexit, cybersecurity, new Rule 18f-4 under the Act and the pending cessation of LIBOR.

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund reports the maximum amount allowable but not less than 23.30% as interest-related dividends in accordance with Section 871(k)(1) and 881(c) of the Internal Revenue Code.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on February 24-25, 2021, the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Alcentra NY, LLC (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Subadviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. Representatives of the Adviser noted that the fund is a closed-end fund without daily inflows and outflows of capital and provided the fund’s asset size.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Subadviser.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the fund’s performance with the performance of a group of leveraged closed-end loan participation funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all leveraged closed-end loan participation funds (the “Performance Universe”), all for the one-year period ended December 31, 2020, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all leveraged closed-end loan participation funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser and the Subadviser the results of the comparisons and considered that the fund’s total return performance, on a net asset value basis, was above the Performance Group and the Performance Universe medians for the period. The Board also considered that the fund’s yield performance, on a net asset value basis, was above the Performance Group and the Performance Universe medians for the one-year period ended December 31, 2020.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management and sub-advisory services provided by the Adviser and the Subadviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that, based on common assets alone, the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and the Expense Universe median actual management fee and the fund’s total expenses were lower than the Expense Group median and the Expense Universe median total expenses. The Board also considered that, based on common assets and leveraged assets together, the fund’s actual management fee was higher than the Expense Group median and the Expense Universe median actual management fee and the fund’s total expenses were higher than the Expense Group median and lower than the Expense Universe median total expenses.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid by the one other fund advised or administered by the Adviser that is in the same Lipper category as the fund (the “Similar Fund”) and explained the nature of the Similar Fund. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Fund to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no separate accounts and/or other types of client portfolios advised by the Adviser or the Subadviser that are considered to have similar investment strategies and policies as the fund.

The Board considered the fee to the Subadviser in relation to the fee paid to the Adviser by the fund and the respective services provided by the Subadviser and the Adviser. The Board also took into consideration that the Subadviser’s fee is paid by the Adviser (out of its fee from the fund) and not the fund.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Representatives of the Adviser stated that, because the fund is a closed-end fund without daily inflows and outflows of capital, there were not significant economies of scale at this time to be realized by the Adviser in managing the fund’s assets. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Subadviser are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fees paid to the Adviser and the Subadviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Subadviser, of the Adviser and the Subadviser and the services provided to the fund by the Adviser and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (77)

Chairman of the Board (2019)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 106

———————

Francine J. Bovich (69)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 63

———————

Andrew J. Donohue (70)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Attorney, Solo Law Practice (2019-Present)

• Of Counsel, Shearman & Sterling LLP (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 50

———————

Kenneth A. Himmel (74)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-Present)

• President and CEO, Related Urban Development, a real estate development company (1996-Present)

• CEO, American Food Management, a restaurant company (1983-Present)

• President and CEO, Himmel & Company, a real estate development company (1980-Present)

No. of Portfolios for which Board Member Serves: 21

———————

Stephen J. Lockwood (73)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-Present)

No. of Portfolios for which Board Member Serves: 21

———————

Roslyn M. Watson (71)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 50

———————

Benaree Pratt Wiley (74)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts, Director (2004-Present)

No. of Portfolios for which Board Member Serves: 68

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286.

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021, Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; He is an officer of 61 investment companies (comprised of 114 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 43 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Vice President of the Adviser since September 2020, Director-BNY Mellon Fund Administration, and an officer of 62 investment companies (comprised of 137 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 62 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon. He is an officer of 62 investment companies (comprised of 137 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 49 years old and has been an employee of the Adviser since June 2015.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 62 investment companies (comprised of 137 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 62 investment companies (comprised of 137 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 30 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 62 investment companies (comprised of 137 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 45 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 62 investment companies (comprised of 137 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 62 investment companies (comprised of 137 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since June 2019.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Senior Managing Counsel of BNY Mellon since December 2020; Managing Counsel of BNY Mellon from March 2009 to December 2020, and an officer of 62 investment companies (comprised of 137 portfolios) managed by the the Adviser or an affiliate of the the Adviser. He is 53 years old and has been an employee of BNY Mellon since April 2004.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Assistant Secretary of the Adviser since 2018; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016. She is an officer of 62 investment companies (comprised of 137 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager-BNY Mellon Fund Administration, and an officer of 62 investment companies (comprised of 137 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since May 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 62 investment companies (comprised of 137 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 62 investment companies (comprised of 137 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (61 investment companies, comprised of 129 portfolios). He is 63 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

OFFICERS AND DIRECTORS
BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc.

240 Greenwich Street
New York, NY 10286

Directors	Officers (continued)
Joseph S. DiMartino, Chairman	Assistant Treasurers (continued)
Francine J. Bovich	Robert Svagna
Andrew J. Donohue	Robert Salviolo
Kenneth A. Himmel	Chief Compliance Officer
Stephen J. Lockwood	Joseph W. Connolly
Roslyn M. Watson
Benaree Pratt Wiley	Portfolio Managers
Chris Barris
Officers	Kevin Cronk
President	Jonathan DeSimone
David DiPetrillo	Hiram Hamilton
Chief Legal Officer	Graham Rainbow
Bennett A. MacDougall	Suhail Shaikh
Vice President and Secretary	Adviser
James Bitetto	BNY Mellon Investment Adviser, Inc.
Vice Presidents and Assistant Secretaries	Sub-Investment Adviser
Deirdre Cunnane	Alcentra NY, LLC
Sarah S. Kelleher	Custodian
Jeff Prusnofsky	The Bank of New York Mellon
Peter M. Sullivan	Counsel
Amanda Quinn	Proskauer Rose LLP
Natalya Zelensky	Transfer Agent,
Dividend Disbursing Agent
Treasurer	Computershare Inc.
James Windels	Initial SEC Effective Date
Assistant Treasurers	8/28/2019
Gavin C. Reilly

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For More Information

BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc.

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Alcentra NY, LLC

200 Park Avenue

New York, NY 10166

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Registrar

Computershare Inc.

480 Washington Boulevard

Jersey City, NJ 07310

Dividend Disbursing Agent

Computershare Inc.

P.O. Box 30170

College Station, TX 77842

Ticker Symbol:	XALCX

For more information about the fund visit https://im.bnymellon.com/us/en/intermediary/products/specialty-products/alcentra-closed-end-fund.jsp. Here you will find the fund’s daily and most recently available quarterly net asset values, press releases, quarterly fact sheets and portfolio manager commentary, distribution information, the fund’s Top 10 portfolio holdings and other information about the fund. The information posted on the fund’s website is subject to change without notice.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT will be available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 will be available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

0816AR0321

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $110,000 in 2020 and $110,000 in 2021.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $6,090 in 2020 and $6,090 in 2021. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2020 and $0 in 2021.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,040 in 2020 and $0 in 2021. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2020 and $0 in 2021.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2020 and $0 in 2021.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2020 and $0 in 2021.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $463,000 in 2020 and $472,000 in 2021.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5. Audit Committee of Listed Registrants.

During the reporting period, the Registrant had a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, consisting of the following members: Joseph S. DiMartino, Francine J. Bovich, Andrew J. Donohue, Kenneth A. Himmel, Stephen J. Lockwood, Roslyn M. Watson and Benaree Pratt Wiley.

Item 6. Investments.

(a) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

SUMMARY OF THE FUND'S PROXY VOTING POLICY AND PROCEDURES

The Fund's Board of Directors has adopted the following procedures with respect to proxy voting by the Fund.

Delegation of Proxy Voting Responsibility and Adoption of Proxy Voting Procedures

The Board has delegated the authority to vote proxies of companies held in the Fund's portfolio to Alcentra NY, LLC ("Alcentra NY"), the Fund's sub-investment adviser, as described below. BNY Mellon Investment Adviser, Inc. ("BNYM Investment Adviser") serves as the Fund's investment adviser.

In addition, the Board has adopted Alcentra NY's proxy voting procedures pursuant to which proxies of companies held in the Fund's portfolio will be voted.

Proxy Voting Operations

The Fund has engaged ISS as its proxy voting agent to administer the ministerial, non-discretionary elements of proxy voting and reporting. Each fund in the BNY Mellon Family of Funds bears an equal share of ISS's fees in connection with the proxy voting and related services that ISS provides in respect of the funds.

Voting Shares of Certain Registered Investment Companies

Under certain circumstances, when the Fund owns shares of another registered investment company (an "Acquired Fund"), the Fund may be required by the 1940 Act or the rules thereunder, or exemptive relief from the 1940 Act and/or the rules thereunder, to vote such Acquired Fund shares in a certain manner, such as voting the Acquired Fund shares in the same proportion as the vote of all other shareholders of such Acquired Fund.

Policies and Procedures; Oversight

The Fund's Chief Compliance Officer is responsible for confirming that Alcentra NY has adopted and implemented written policies and procedures that are reasonably designed to ensure that the Fund's proxies are voted in the best interest of the Fund. In addition, the adequacy of such policies and procedures are reviewed at least annually, and proxy voting for the Fund is monitored to ensure compliance with Alcentra NY's procedures, such as by sampling votes cast for the Fund, including routine proposals as well as those that require more analysis, to determine whether they complied with Alcentra NY's Proxy Voting Procedures.

Review of Proxy Voting

BNYM Investment Adviser reports annually to the Board on the Fund's proxy voting, including information regarding: (1) proxy voting proposals that were voted; (2) proxy voting proposals that were voted against the management company's recommended vote, but in accordance with the applicable proxy voting guidelines; and (3) proxy voting proposals that were not voted, including the reasons the proxy voting proposals were not voted.

Availability of Fund Proxy Voting Records

Pursuant to Rule 30b1-4 under the 1940 Act, the Fund is required to file its complete proxy voting record with the SEC on Form N-PX not later than August 31st of each year for the most recent twelve-month period ended June 30th. In addition, this information is available, by August 31st of each year, at http://www.im.bnymellon.com. The Fund has delegated the responsibility for gathering this information, filing Form N-PX and posting voting information to the website to BNYM Investment Adviser, with the assistance of ISS.

SUMMARY OF ALCENTRA'S PROXY VOTING POLICY AND PROCEDURES

Scope

This Policy applies to all strategies across both legal entities: Alcentra NY, LLC and Alcentra Limited (collectively, "Alcentra" or the "Firm").

Alcentra generally will not be called upon to vote proxies for its syndicated loan and direct lending investments because of the nature of the instruments involved in the investment strategy (i.e. loans rather than securities). An exception is when Alcentra may hold loan investments which could be converted to voting securities.

Proxy votes are also not generally conducted for corporate bonds. In addition, proxy votes may take place from time to time on structured credit investments where our fund holds the equity tranche.

Purpose

When engaged by a client to provide discretionary advisory services, Alcentra is typically delegated the responsibility to vote on matters considered at portfolio companies' shareholder meetings, usually by means of a proxy ballot ("proxy voting").

In these instances, Alcentra has a duty to monitor corporate events and to vote proxies in the best interest of its client and not subrogate the interests of its clients to its own interests. This generally means voting with a view toward enhancing the economic value of the investment. In the case of social and political responsibility issues that, in Alcentra's opinion, do not primarily involve financial considerations, it is the Firm's objective to support shareholder proposals that the Firm believes promote good corporate citizenship while enhancing long-term shareholder value.

When it has voting responsibility, Alcentra will make every attempt to vote when given an opportunity to do so. However, there may be instances when the Firm is unable or unwilling to vote because of legal or operational difficulties or because it believes the administrative burden and/or associated cost exceeds the expected benefit to a client.

Regulatory Context

The SEC has taken the position that proxy voting is only required where the adviser exercises discretion over advisory assets and the adviser's contract is silent on proxy voting responsibilities or specifically provides that the adviser will vote proxies.

The ERISA rules of the Department of Labor ("DOL") require an adviser to vote proxies for ERISA clients unless the plan administrator or other fiduciary has expressly precluded such responsibilities.

For most other clients, unless another service provider is delegated proxy voting responsibilities, the adviser's role as an adviser with investment discretion would include proxy voting responsibilities.

Alcentra NY, Advisers Act Requirements

In line with the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), it is Alcentra's policy to

  Adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes client securities in the best interest of clients, which procedures must include how the adviser addresses material conflicts that may arise between the adviser's interests and those of the adviser's clients;
  Disclose to clients via the Form ADV Part 2A how they may obtain information from the adviser about how the adviser voted with respect to their securities; and
  Describe to clients via Form ADV Part 2A the adviser's proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to the requesting client.

Alcentra NY, ERISA Requirements

Following from the DOL's guidance on proxy voting in respect of ERISA pension plan funds, it is Alcentra policy to:

  Clearly delineate responsibility for voting between Alcentra NY and the trustee or other plan fiduciary that appointed Alcentra NY, possibly through the investment management agreement.
  Take reasonable steps to ensure that it has received all proxies for which it has voting authority and implemented appropriate reconciliation procedures.
  In voting, act prudently and solely in the interests of pension plan participants and beneficiaries. In so doing we consider factors that would affect the value of the plan's investments and may not subordinate the interests of plan participants and beneficiaries in their retirement income to unrelated objectives, such as social considerations. However, other DOL pronouncements in the context of investment decisions indicate that social considerations may be used in making investment decisions to select among investments of equal risk and return.
  The plan administrator will periodically monitor Alcentra's voting activities, and both the client's monitoring activities and Alcentra's voting activities (including the votes cast in each particular case) must be documented.

Voting

Alcentra reviews the circumstances for each vote to determine which stance would best serve its clients and votes accordingly. Alcentra votes and documents its vote as follows:

•	A Voting File has been established to document how Alcentra NY voted on each proxy vote.
•	While Alcentra expects to vote all identical client proxies in the same manner across each client account, the relevant Portfolio Manager or Investment Committee may vote certain client accounts differently than others if it is determined that it is in the best interest of the respective clients to do so.
•	Alcentra Portfolio Manager or Investment Committee for the particular Investment Vehicle, or designee, will decide, on a case-by-case, how each vote should be cast in order to best serve the interest of each respective client.
•	A record noting the details of the vote, as well as an assessment as to whether a material conflict of interest exists, is maintained in the Voting File.
•	Copies of actual voting records will be maintained.

Non-Voting of Proxies

When it has voting responsibility, Alcentra will make every attempt to vote when given an opportunity to do so. However, there may be instances when the Firm is unable or unwilling to vote because of legal or operational difficulties or because it believes the administrative burden and/or associated cost exceeds the expected benefit to a client.

Conflicts of Interest

While Alcentra does not anticipate that it will regularly face a material conflict of interest in the exercise of its voting responsibilities, Alcentra has developed a Proxy Voting Form that has been designed to identify and document conflicts of interest. Based on the responses to the Form, the Portfolio Manager or designee will determine if there is any actual or perceived conflict of interest. If a conflict exists, the Portfolio Manager or designee will determine whether the conflict is "material" based on the nature of the business or personal relationship, the specific proxy proposal and such other factors or criteria as the Portfolio Manager or designee determine are relevant.

In the event of any uncertainty relating to the presence of a conflict of interest or whether a conflict is material, the Portfolio Manager or designee may consult with others as appropriate. Employees involved in the decision making process or administration of proxy votes are prohibited from revealing how Alcentra intends to vote on a proposal in order to reduce any attempted influence from interested parties.

If a material conflict of interest is found to exist, the Chief Investment Officer and Chief Compliance Officer will be consulted to ensure that the vote is cast in a manner that is in the best interest of the client(s). Alcentra may seek an independent third party to recommend how to vote the proposal. Such recommendation may be based on the third party's predetermined voting policies (so long as the subject matter of the proposal is specifically addressed in the guidelines) or independent research conducted by the third party.

In an effort to minimize the appearance that certain relationships or situations may inappropriately influence its voting decisions, Alcentra has determined that when presented with the opportunity to vote on shareholder proposals issued by an "Affiliated Fund" (for purposes of this policy, any pooled investment vehicle that is sponsored by a subsidiary of BNY Mellon shall be considered an "Affiliated Fund"), it will vote in the same proportion as all other voting shareholders of such Affiliated Fund ("echo voting"). If "echo voting" is not operationally feasible, the vote recommendations of an independent third party shall be applied. The independent third party shall be ISS, if available, or Glass Lewis & Co. ("Glass Lewis"), if ISS is not available.

Notwithstanding the foregoing, Alcentra also may resolve any material conflict in such other manner as Alcentra believes is in the best interest of the client.

Record Keeping

In line with the record-keeping requirements in Rule 204-2 under the Advisers Act, it is Alcentra policy to maintain the following books and records:

  Copies of the adviser's proxy voting policies and procedures
  A copy of each proxy statement that the adviser receives regarding client securities. Advisers may rely upon third-party service providers to maintain such records. For example, if an adviser uses a third-party proxy voting service to vote client proxies, that company may maintain copies of the proxy statements on behalf of the adviser. The proxy voting service must agree to provide the statements to the adviser promptly upon request. Alternatively, the adviser could rely upon obtaining a copy of a proxy statement from the SEC's EDGAR system.
  A record of each vote cast by the adviser on behalf of a client. Advisers may rely upon the records maintained by a third-party proxy voting service, if the records can be obtained by the adviser promptly upon request.
  A copy of any document created by the adviser that was material to making a decision on how to vote proxies on behalf of clients or that memorializes the bases for that decision. For example, some advisers adopt general policies on how they will vote on certain issues.

A copy of each written client request for information on how the adviser voted proxies on behalf of the client, and a copy of any written response by the adviser to any written or oral request for information regarding how the adviser votes proxies on behalf of the requesting client.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The following information is as of May 28, 2021, the date of the filing of this report:

Chris Barris, Kevin Cronk, CFA, Jonathan DeSimone, Hiram Hamilton, Graham Rainbow and Suhail Shaikh are the fund's primary portfolio managers, positions they have held since October 2017, October 2017, January 2021 February 2018, December 2020 and February 2018, respectively.

Mr. Barris joined Alcentra in January 2013 as part of the combination of Alcentra with Standish Mellon Asset Management Company LLC's high yield business, and is the Global Head of High Yield and Deputy Chief Investment Officer. He is responsible for managing all U.S. and global high yield portfolios, and has extensive experience managing a broad range of high yield bond strategies for both institutional and retail finds. Mr. Barris also is responsible for managing Alcentra's multi-asset credit portfolios, including US and European bonds and loans, and has considerable experience in credit analysis with over 21 years of investment experience. Mr. Barris joined Standish Mellon Asset Management Company LLC, an affiliate of BNYM Investment Adviser and Alcentra, in 2005, where he served as a Director and Senior Portfolio Manager for U.S. and global high yield investments.

Mr. Cronk joined Alcentra in January 2013 as part of the combination of Alcentra with Standish Mellon Asset Management Company LLC's high yield business, and is the Head of U.S. Credit Research and a member of the U.S. Investment Committee. Mr. Cronk joined Standish Mellon Asset Management Company LLC, an affiliate of BNYM Investment Adviser and Alcentra, in 2011 from Columbia Management, where he worked for eleven years as a High Yield Analyst and Portfolio Manager. Prior to that, he worked as a High Yield Investment Associate at Putnam Investments.

Mr. DeSimone joined Alcentra in September 2020 and is Alcentra's Chief Executive Officer. He chairs Alcentra's Executive Management Committee and is a member of the various Alcentra Investment Committees. Prior to joining Alcentra, Mr. DeSimone worked at Bain Capital Credit (formerly, Sankaty Advisors) from 2002 to 2019, serving as Chief Investment Officer for Liquid Credit from 2012 to 2018 and a member of the firm's Credit Committee from 2008 to 2018. He worked with institutional investors around the world to deploy capital into the high yield, leveraged loan, structured credit, private credit and distressed and special situations markets. He opened the firm's London office in 2005 where he was based until 2009 and previously served as a sector analyst in chemicals and business services.

Mr. Hamilton is a Managing Director and Global Head of Structured Credit at Alcentra, which he joined in September 2017 from Alcentra Limited, where he was employed since 2008. Alcentra Limited is an affiliate of Alcentra and BNYM Investment Adviser and, along with Alcentra, is a subsidiary of BNY Alcentra Group Holdings, Inc. Mr. Hamilton serves as the portfolio manager for Alcentra's structured credit investments funds, overseeing approximately $4 billion of investments in structured products, with a particular focus on CLO investments, across Alcentra's funds.

Mr. Rainbow joined Alcentra in August 2008 and is the Co-Chief Investment Officer - Liquid Credit based in the UK and is the Senior Loan Portfolio Manager of Alcentra's European Loan funds. Mr. Rainbow chairs the European Liquid (Loans and High Yield) Investment Committee and is a member of the Special Situations and European Direct Lending Investment Committees in the UK. He is also a member of Alcentra's Executive Management Committee.

Mr. Shaikh joined Alcentra in May 2018, and is a Managing Director and Head of U.S. Direct Lending. Mr. Shaikh joined Alcentra from Solar Capital Partners LLC, where he was a senior investment professional responsible for the origination, structuring and investment of middle market principal credits, spanning first and second lien loans as well as unitranche transactions. Prior to joining Solar Capital in 2011, Mr. Shaikh was in investment banking for over fifteen years as a leveraged finance specialist and financial sponsor banker, most recently as a Managing Director in the Financial Sponsors Group at Bank of America Merrill Lynch. He previously worked in CIBC World Market's Financial Sponsor Group in New York, and in Leveraged Finance and Telecom Groups at JPMorgan & Co. in New York and London.

(a)(2) The following information is as of March 31, 2021.

Portfolio Managers. The Registrant's investment adviser is responsible for investment decisions and provides the Registrant with portfolio managers who are authorized by the Director's Board to execute purchases and sales of securities. Chris Barris, Kevin Cronk, CFA, Jonathan DeSimone, Hiram Hamilton, Graham Rainbow and Suhail Shaikh are the Registrant's primary portfolio managers. Messrs. Barris, Cronk, DeSimone, Hamilton, Rainbow and Shaikh are employees of Alcentra.

Portfolio Managers Compensation. Portfolio managers' compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long-term).

Alcentra's compensation arrangements include a fixed salary, discretionary cash bonus and a number of long term incentive plans that are structured to align an employee's interest with the firm's longer term goals. Portfolio managers are compensated in line with portfolio performance, rather than the growth of assets under management. Other factors that may be taken into consideration include asset selection and trade execution and management of portfolio risk.

Additional Information About Portfolio Managers. The following table lists the number and types of other accounts advised by the primary portfolio manager and assets under management in those accounts as of March 31, 2021:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Accounts	Assets Managed	Other Accounts	Assets Managed
Chris Barris	5	$2,734.70	2	$501.10	4	$1,573.39
Kevin Cronk	5	$2,734.70	3	$738.78	4	$1,407.45
Jonathan DeSimone
Hiram Hamilton	3	$948.74	7	$3,445.36	6	$4,185.64
Graham Rainbow	1	$345.17	3	$4,310.82	4	$1,703.24
Suhail Shaikn	0	$0.00	1	$410.00	1	$106.00

None of the funds or accounts are subject to a performance-based advisory fee.

The dollar range of shares of the Registrant beneficially owned by the primary portfolio manager is as follows as of March 31, 2021:

Portfolio Manager	Registrant Name	Dollar Range of Registrant Shares Beneficially Owned
Chris Barris	BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc.	150,000
Kevin Cronk	BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc.	100,000
Jonathan DeSimone	BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc.	0
Hiram Hamilton	BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc.	0
Graham Rainbow	BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc.	0
Suhail Shaikn	BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc.	0

Portfolio managers may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs ("Other Accounts").

Potential conflicts of interest may arise because of BNYM Investment Adviser's, Alcentra's or a portfolio manager's management of the Fund and Other Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as BNYM Investment Adviser or Alcentra may be perceived as causing accounts it manages to participate in an offering to increase BNYM Investment Adviser's or Alcentra's overall allocation of securities in that offering, or to increase BNYM Investment Adviser's or Alcentra's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as BNYM Investment Adviser and Alcentra may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Conflicts of interest may also exist with respect to portfolio managers who also manage performance-based fee accounts, such as deciding which securities to allocated to the Fund versus the performance-based fee account. Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the Fund, that they are managing on behalf of BNYM Investment Adviser or Alcentra. BNYM Investment Adviser and Alcentra periodically review each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund. In addition, BNYM Investment Adviser and Alcentra could be viewed as having a conflict of interest to the extent that BNYM Investment Adviser, Alcentra or their affiliates and/or portfolios managers have a materially larger investment in Other Accounts than their investment in the Fund.

Other Accounts may have investment objectives, strategies and risks that differ from those of the Fund. For these or other reasons, the portfolio managers may purchase different securities for the Fund and the Other Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Other Accounts. The portfolio managers may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions. In addition, if the Fund's investment is an issuer is at a different level of the issuer's capital structure than an investment in the issuer by Other Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the Fund's and such Other Accounts' investment in the issuer.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

BNY Mellon and its affiliates, including BNYM Investment Adviser, Alcentra and others involved in the management, investment activities or business operations of the Fund, are engaged in businesses and have interests other than that of managing the Fund. These activities and interesting include potential multiple advisory, transactional, financial and other interesting in securities, instruments and companies that may be directly or indirectly purchased or sold by the Fund of the Fund's service providers, which may cause conflicts that could disadvantaged the Fund.

BNY Mellon and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by the Fund. BNY Mellon has no obligation to provide to BNYM Investment Adviser, Alcentra or the Fund or the effect transactions on behalf of the Fund in accordance with, any market or other information, analysis, or research in its possession. Consequently, BNY Mellon (including, but not limited to, BNY Mellon's central Risk Management Department) may have information that could be material to the management of the Fund and may not share that information with relevant personally of BNYM Investment Adviser or Alcentra. Accordingly, BNYM Investment Adviser and Alcentra have informed management of the Fund that in making investment decisions they do not obtain or use material inside information that BNY Mellon or its affiliated may possess with respect to such issuers.

]Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The fund did not participate in a securities lending program during this period.

Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc.

By: /s/ David DiPetrillo

David DiPetrillo

President (Principal Executive Officer)

Date: May 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David DiPetrillo

David DiPetrillo

President (Principal Executive Officer)

Date: May 26, 2021

By: /s/ James Windels

James Windels

Treasurer (Principal Financial Officer)

Date: May 26, 2021

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)